Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                       Registration Statement No. 333-120274-40


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus
(the

"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                             Preliminary Structural
                           and Collateral Term Sheet            January 20, 2006
--------------------------------------------------------------------------------

                             GSAA 2006-2 TERM SHEET
                             ----------------------


                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.



     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

  ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                  $964,081,000
                                  (Approximate)
                          GSAA Home Equity Trust 2006-2
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Expected
               Approximate                Primary            Credit                     Estimated          Principal   S&P /Moody's
                 Principal  Certificate   Collateral        Support  Initial Pass-      Avg. Life            Payment       Expected
Certificates    Balance(1)  Type          Group                 (3)  Through Rate (4)   (yrs) (5)     Window (5) (6)        Ratings
------------------------------------------------------------------------------------------------------------------------------------
1A1           $148,975,000  Sr            Group I (2)        33.04%  LIBOR + [ ]%            1.80      02/06 - 06/12      AAA / Aaa
1A2            $16,553,000  Sr            Group I (2)        25.60%  LIBOR + [ ]%            1.80      02/06 - 06/12      AAA / Aaa
2A1           $446,188,000  Sr            Group II (2)       25.60%  LIBOR + [ ]%            1.00      02/06 - 05/08      AAA / Aaa
2A2            $95,117,000  Sr            Group II (2)       25.60%  LIBOR + [ ]%            3.00      05/08 - 07/11      AAA / Aaa
2A3            $54,207,000  Sr            Group II (2)       25.60%  LIBOR + [ ]%            6.25      07/11 - 06/12      AAA / Aaa
M-1            $41,427,000  Sub           Group I and II     21.55%  LIBOR + [ ]%            5.05      04/10 - 06/12      AAA / Aa1
M-2            $38,358,000  Sub           Group I and II     17.80%  LIBOR + [ ]%            4.77      11/09 - 06/12      AA+ / Aa2
M-3            $23,526,000  Sub           Group I and II     15.50%  LIBOR + [ ]%            4.63      09/09 - 06/12       AA / Aa3
M-4            $20,458,000  Sub           Group I and II     13.50%  LIBOR + [ ]%            4.56      08/09 - 06/12        AA / A1
M-5            $19,435,000  Sub           Group I and II     11.60%  LIBOR + [ ]%            4.52      07/09 - 06/12       AA- / A2
M-6            $17,900,000  Sub           Group I and II      9.85%  LIBOR + [ ]%            4.48      06/09 - 06/12        A+ / A3
B-1            $16,877,000  Sub           Group I and II      8.20%  LIBOR + [ ]%            4.44      05/09 - 06/12       A / Baa1
B-2            $14,320,000  Sub           Group I and II      6.80%  LIBOR + [ ]%            4.42      04/09 - 06/12    BBB+ / Baa2
B-3            $10,740,000  Sub           Group I and II      5.75%  LIBOR + [ ]%            4.41      04/09 - 06/12       BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         $964,081,000
------------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
------------------------------------------------------------------------------------------------------------------------------------
B-4              $20,458,000  Sub         Group I and II     3.75%  LIBOR + [ ]%            N/A                 N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.

(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates may receive principal payments from the other collateral group.

(3)  Fully funded overcollateralization of approximately 3.75%.

(4) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Principal Certificates.


(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(6) The stated final maturity date for the certificates is the Distribution Date in December 2035.


Selected Mortgage Pool Data (7)
-------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Group I                   Group II                   Aggregate
-----------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                   $223,634,131               $804,557,459              $1,028,191,591
Number of Mortgage Loans:                                               964                      2,509                       3,473
Average Scheduled Principal Balance:                               $231,986                   $320,669                    $296,053
Interest Only Loans:                                                100.00%                    100.00%                     100.00%
Weighted Average Gross Coupon:                                       6.833%                     6.874%                      6.865%
Weighted Average Net Coupon(8):                                      6.323%                     6.364%                      6.355%
Non-zero Weighted Average FICO Score:                                   666                        662                         662
Weighted Average Original LTV Ratio:                                 83.97%                     85.77%                      85.38%
Weighted Average Combined Original LTV Ratio:                        94.52%                     92.69%                      93.08%
Weighted Average Stated Remaining Term (months):                        357                        357                         357
Weighted Average Seasoning (months):                                      3                          3                           3
Weighted Average Months to Roll:                                         24                         24                          24
Weighted Average Gross Margin:                                        5.85%                      5.93%                       5.91%
Weighted Average Initial Rate Cap:                                    2.00%                      2.00%                       2.00%
Weighted Average Periodic Rate Cap:                                   1.00%                      1.00%                       1.00%
Weighted Average Gross Maximum Lifetime Rate:                        12.81%                     12.86%                      12.85%
Weighted Average % of Silent Seconds:                                52.88%                     34.96%                      38.86%
Weighted Average DTI%:                                               40.06%                     40.08%                      40.08%
Weighted Average % of Loans with MI:                                  0.00%                      0.00%                       0.00%
-----------------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


Features of the Transaction

o The mortgage loans in the transaction consist of Alt-A type, fixed-rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") acquired by Ameriquest Mortgage Company ("Ameriquest") (100.00%). Approximately 57.14%, 17.01% and 25.85% of the Mortgage Loans have an interest-only term of 24, 36 and 60 months, respectively.

o The Mortgage Loans will be serviced by Saxon Mortgage Services, Inc. ("Saxon") (100.00%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 3.75%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0602 and on Bloomberg as GSAA 06-02.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $975,044,823. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.8500% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 25 for swap agreement details.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------

Expected Closing Date:              February 6, 2006
Cut-off Date:                       January 1, 2006
Statistical Calculation Date:       December 1, 2005
Expected Pricing Date:              On or before January 25, 2006
First Distribution Date:            February 27, 2006

Key Terms
---------

Offered Certificates:               Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates
Non-Offered Certificates:           Class B-4, Class X and Class R Certificates
LIBOR Certificates:                 Class A, Class M and Class B Certificates
Principal Certificates:             Class A, Class M and Class B Certificates
Class A Certificates:               Class 1A and Class 2A Certificates
Class 1A Certificates:              Class 1A1 and Class 1A2 Certificates
Class 2A Certificates:              Class 2A1, Class 2A2 and Class 2A3 Certificates
Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates
Class B Certificates:               Class B-1, Class B-2, Class B-3 and Class B-4 Certificates
Class R Certificates:               Class R and Class RC. The Class R Certificates are not being offered hereby.



--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


Depositor:                          GS Mortgage Securities Corp.

Subordinate Certificates:           Class M and Class B Certificates

Underwriter:                        Goldman, Sachs & Co.

Servicer:                           Saxon

Trustee:                            Deutsche Bank National Trust Company

Securities Administrator:           Wells Fargo Bank, N.A.

Master Servicer:                    Wells Fargo Bank, N.A.

Custodian:                          Deutsche Bank National Trust Company

Swap Provider:                      TBD

Servicing Fee Rate:                 50.0 bps (100.00%)

Trustee Fee Rate:                   Approximately 1.00 bp

Expense Fee Rate:                   The Servicing Fee Rate and the Trustee Fee Rate

Distribution Date:                  25th day of the month or the next Business Day

Record Date:                        For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                         0 day delay on all certificates

Day Count:                          Actual/360 basis for all certificates.

Prepayment Period:                  With respect to any Distribution Date, (A) the period commencing on the 16th day of the month preceding the month in which the Distribution Date occurs (or in the case of the first
                                    Distribution Date, the Cut-off Date) and ending on the 15th day of the month in which such
                                    Distribution Date occurs, for purposes of prepayments in full; and (B) the calendar month immediately preceding the month in which the Distribution Date occurs, for any other purpose.

Due Period:                         The period commencing on the second day of the calendar month preceding the month in which the
                                    Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                                    Date occurs.

Interest Accrual Period:            For all certificates, from the prior Distribution Date to the day prior to the current
                                    Distribution Date except for the initial accrual period for which interest will accrue from the
                                    Closing Date.

Pricing Prepayment Assumption:      30% CPR

Group I Mortgage Loans:             Approximately $223,634,131 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:            Approximately $804,557,459 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.



--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Excess Spread:                      The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR:

                                    Initial Gross WAC (1):                                                      6.8653%
                                       Less Fees & Expenses (2):                                                0.5100%
                                                                                                        -----------------------
                                    Net WAC (1):                                                                6.3553%
                                       Less Initial Principal Certificate Coupon (Approx.)(1)(3):               4.6416%
                                       Less Initial Swap Outflow:(3)                                            0.3065%
                                                                                                        -----------------------
                                    Initial Excess Spread (1):                                                  1.4072%

                                    (1)   This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                    (2)   Includes the Servicing Fee Rate and the Trustee Fee Rate.

                                    (3)   Assumes 1-month LIBOR equal to 4.52843%, initial marketing spreads and a 30-day month.
                                          This amount will vary on each distribution date based on changes to the weighted average
                                          Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Servicer Advancing:                 Yes, as to principal and interest, subject to recoverability.

Compensating Interest:              The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up call.

Rating Agencies:                    Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's
                                    Investors Service, Inc.

Minimum Denomination:               $50,000 with regard to each of the Offered Certificates.

Legal Investment:                   It is anticipated that the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                                    the Class R Certificates will be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply to the Offered Certificates. However, in addition, for so long as the Swap Agreement is in effect, prospective plan purchasers must be eligible under one or more investor-based exemptions. Prospective purchasers should consult their own counsel.

Tax Treatment:                      All Principal Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of the swap agreement as a position in a notional principal contract. The Class R and
                                    Class RC Certificates each represent the residual interest in a REMIC.

Prospectus:                         The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                                    Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                                    To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.75% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, none of the Mortgage Loans with original LTVs greater than 80% are covered by borrower or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (i) the date on which the principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of:

(A) the Distribution Date occurring in March 2009; and
(B) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 51.20%.







--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                    Initial
                              Subordination                   Step-Down
Class                            Percentage             Date Percentage
----------------------------------------------------------------------------
A                                    25.60%                      51.20%
----------------------------------------------------------------------------
M-1                                  21.55%                      43.10%
----------------------------------------------------------------------------
M-2                                  17.80%                      35.60%
----------------------------------------------------------------------------
M-3                                  15.50%                      31.00%
----------------------------------------------------------------------------
M-4                                  13.50%                      27.00%
----------------------------------------------------------------------------
M-5                                  11.60%                      23.20%
----------------------------------------------------------------------------
M-6                                   9.85%                      19.70%
----------------------------------------------------------------------------
B-1                                   8.20%                      16.40%
----------------------------------------------------------------------------
B-2                                   6.80%                      13.60%
----------------------------------------------------------------------------
B-3                                   5.75%                      11.50%
----------------------------------------------------------------------------
B-4                                   3.75%                       7.50%
----------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 28% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



-----------------------------------------------------------------------------------------------------------------------------------
Distribution Date                   Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------------------------------------------------------------
February 2008 - January 2009        1.150% for the first month, plus an additional 1/12th of 1.400% for each month thereafter (e.g., approximately 1.267% in March 2008)
-----------------------------------------------------------------------------------------------------------------------------------
February 2009 - January 2010        2.550% for the first month, plus an additional 1/12th of 1.450% for each month thereafter (e.g., approximately 2.671% in March 2009)
-----------------------------------------------------------------------------------------------------------------------------------
February 2010 - January 2011        4.000% for the first month, plus an additional 1/12th of 1.100% for each month thereafter (e.g., approximately 4.092% in March 2010)
-----------------------------------------------------------------------------------------------------------------------------------
February 2011 - January 2012        5.100% for the first month, plus an additional 1/12th of 0.600% for each month thereafter (e.g., approximately 5.150% in March 2011)
-----------------------------------------------------------------------------------------------------------------------------------
February 2012 and thereafter        5.700%
-----------------------------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 2.550%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to all certificates).

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) to the Supplemental Interest Trust, swap payments and certain swap termination payments owed to the swap provider, if any;

(ii)  concurrently,

      (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

      (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or
(B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause
(A) or (B) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


(iv) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(i) concurrently, to the Class R and Class RC Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(ii)  concurrently,

      (A) to the Class 1A Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero; and

      (B) to the Class 2A Certificates, the Group II Principal Distribution Amount, sequentially, to the Class 2A1, Class 2A2 and Class 2A3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (ii) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(iii) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (i) and (ii) will be distributed in the following order of priority:

      (A) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

      (B) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   Concurrently,

      (A) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero; and

      (B) to the Class 2A Certificates, allocated sequentially among these Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero;


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


provided, that if after making distributions pursuant to paragraphs (A) and
(B) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (ii), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (A) and (B) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(ii) the portion of the available Principal Distribution Amount remaining for both loan groups after making the distributions described above in paragraphs (A) and (B) will be distributed sequentially in the following order of priority:

      (A) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero; and

      (B) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2 and Class 2A3 Certificates, until their respective certificate principal balances have been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i) if and to the extent that the Interest Remittance Amount is insufficient to make the full distributions in respect of interest set forth under the "Interest Distributions on the Principal Certificates" section, above, (x) to the holders of each class of the Class A Certificates, any unpaid Accrued Certificate Interest and any unpaid interest shortfall amounts, pro rata among such classes based on their entitlement to those amounts, and then (y) to the holders of each class of the Class M and Class B certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in such section;

(ii) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount;

(iii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount;

(iv) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates, pro rata based on their respective certificate principal balances, provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


      Certificates have any remaining unpaid Basis Risk Carry Forward Amounts;

(v) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes; and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the swap payments owed to the Swap Provider for such Distribution Date and swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any swap payments and certain swap termination payments (other than termination payments where the swap provider is the defaulting party or the sole affected party) owed for such Distribution Date;

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Principal Certificates" section, to the extent unpaid from other available funds;

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Principal Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the required overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds;

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds;

(v) to the swap provider, any termination payments where the swap provider is the defaulting party or the sole affected party owed for such Distribution Date; and
(vi)  to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and the Trustee Fee.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date;

(ii) the principal portion of all partial and full prepayments received during the related prepayment period;

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution
      Date) through the servicer remittance date prior to the current Distribution Date;

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

(vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 48.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 56.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 64.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 69.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 73.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 76.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 80.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 83.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 86.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 88.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and
(K) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.












--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

 Product             No Penalty   1-12 Months     13-24 Months     25-36 Months    37-48 Months    49-60 Months            Total
15 Year Fixed                $0            $0               $0         $134,900              $0              $0         $134,900
2 Year ARM         $107,463,974   $40,182,277     $621,495,684       $2,384,824              $0              $0     $771,526,759
3 Year ARM         $124,645,078    $2,168,555       $3,311,174      $98,537,240              $0              $0     $228,662,048
30 Year Fixed        $3,921,849    $5,508,168               $0      $18,437,867              $0              $0      $27,867,884
TOTAL(3)           $236,030,901   $47,859,000     $624,806,859     $119,494,831              $0              $0   $1,028,191,591


 Product             No Penalty   1-12 Months     13-24 Months     25-36 Months    37-48 Months    49-60 Months            Total
15 Year Fixed             0.00%         0.00%            0.00%            0.01%           0.00%           0.00%            0.01%
2 Year ARM               10.45%         3.91%           60.45%            0.23%           0.00%           0.00%           75.04%
3 Year ARM               12.12%         0.21%            0.32%            9.58%           0.00%           0.00%           22.24%
30 Year Fixed             0.38%         0.54%            0.00%            1.79%           0.00%           0.00%            2.71%
TOTAL(3)                 22.96%         4.65%           60.77%           11.62%           0.00%           0.00%          100.00%

(1)         All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation
            Date unless otherwise noted.
(2)         None of the Mortgage Loans has a prepayment penalty term in excess of 36 months.
(3)         Columns may not add up due to rounding.













--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumption (as defined on page 4 above) is applied.

o    1-month and 6-month Forward LIBOR curves (as of close on January 19,
     2006) are used.

o    33% loss severity, 100% advancing of principal and interest.

o    There is a 6-month lag in recoveries.

o Priced to call with collateral losses calculated through the life of the applicable bond.

o All Offered Certificates are priced at par except for the Class B-3 Certificate, which is priced at 98.10855%.

o All payments are assumed to be made on the 25th of the month regardless of business days.

o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.


-----------------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss                  LIBOR Flat                         0% Return
-----------------------------------------------------------------------------------------------------------------------------------
Class M-1    CDR (%)                                        68.60                       68.70                             69.98
             Yield (%)                                     5.0590                      4.7042                            0.0134
             WAL (years)                                     1.89                        1.89                              1.89
             Modified Duration                               1.78                        1.78                              1.82
             Principal Window                       Dec07 - Dec07               Dec07 - Dec07                     Dec07 - Dec07
             Principal Writedown                20,249.41 (0.05%)          307,034.41 (0.74%)              3,964,240.96 (9.57%)
             Total Collateral Loss        227,644,117.41 (22.25%)     227,920,444.05 (22.28%)           231,441,642.00 (22.63%)
----------------------------------------------------------------------------------------------------------------------------------
Class M-2    CDR (%)                                        48.77                       48.90                             50.91
             Yield (%)                                     5.0750                      4.6743                            0.0036
             WAL (years)                                     2.55                        2.55                              2.47
             Modified Duration                               2.37                        2.37                              2.35
             Principal Window                       Aug08 - Aug08               Aug08 - Aug08                     Jul08 - Jul08
             Principal Writedown                   446.40 (0.00%)          413,244.13 (1.08%)             4,799,871.82 (12.51%)
             Total Collateral Loss        194,374,657.70 (19.00%)     194,761,050.66 (19.04%)           198,459,339.14 (19.40%)
----------------------------------------------------------------------------------------------------------------------------------
Class M-3    CDR (%)                                        39.54                       39.62                             40.86
             Yield (%)                                     5.0576                      4.6722                            0.0460
             WAL (years)                                     2.97                        2.97                              2.89
             Modified Duration                               2.73                        2.73                              2.71
             Principal Window                       Jan09 - Jan09               Jan09 - Jan09                     Dec08 - Dec08
             Principal Writedown                32,276.59 (0.14%)          318,480.84 (1.35%)             3,430,868.60 (14.58%)
             Total Collateral Loss        174,917,380.48 (17.10%)     175,180,116.90 (17.13%)           177,566,165.79 (17.36%)
----------------------------------------------------------------------------------------------------------------------------------
Class M-4    CDR (%)                                        33.01                       33.10                             34.10
             Yield (%)                                     5.2041                      4.7071                            0.0326
             WAL (years)                                     3.30                        3.30                              3.22
             Modified Duration                               3.00                        3.00                              2.99
             Principal Window                       May09 - May09               May09 - May09                     Apr09 - Apr09
             Principal Writedown                30,161.23 (0.15%)          389,584.20 (1.90%)             3,422,572.65 (16.73%)
             Total Collateral Loss        158,201,339.78 (15.47%)     158,526,261.61 (15.50%)           160,782,951.40 (15.72%)
----------------------------------------------------------------------------------------------------------------------------------
Class M-5    CDR (%)                                        27.81                       27.90                             28.63
             Yield (%)                                     5.2380                      4.7053                            0.0030
             WAL (years)                                     3.55                        3.55                              3.55
             Modified Duration                               3.20                        3.21                              3.27
             Principal Window                       Aug09 - Aug09               Aug09 - Aug09                     Aug09 - Aug09
             Principal Writedown                31,169.24 (0.16%)          427,488.99 (2.20%)             3,620,257.35 (18.63%)
             Total Collateral Loss        142,123,357.23 (13.89%)     142,478,858.81 (13.93%)           145,340,423.58 (14.21%)
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss                  LIBOR Flat                         0% Return
-----------------------------------------------------------------------------------------------------------------------------------
Class M-6    CDR (%)                                        23.43                       23.52                            24.28
             Yield (%)                                     5.3071                      4.7339                           0.0025
             WAL (years)                                     3.89                        3.89                             3.80
             Modified Duration                               3.47                        3.48                             3.47
             Principal Window                       Dec09 - Dec09               Dec09 - Dec09                    Nov09 - Nov09
             Principal Writedown                37,780.17 (0.21%)           471,145.17 (2.63%)            3,610,246.85 (20.17%)
             Total Collateral Loss        127,978,418.66 (12.51%)      128,365,627.88 (12.55%)          130,708,662.28 (12.78%)
----------------------------------------------------------------------------------------------------------------------------------
Class B-1    CDR (%)                                        19.83                       20.01                            20.66
             Yield (%)                                     5.9355                      4.6941                           0.0018
             WAL (years)                                     4.14                        4.14                             4.05
             Modified Duration                               3.62                        3.63                             3.62
             Principal Window                       Mar10 - Mar10               Mar10 - Mar10                    Feb10 - Feb10
             Principal Writedown                14,680.88 (0.09%)           955,886.93 (5.66%)            3,997,206.92 (23.68%)
             Total Collateral Loss        114,270,877.18 (11.17%)      115,107,199.43 (11.25%)          117,343,559.48 (11.47%)
----------------------------------------------------------------------------------------------------------------------------------
Class B-2    CDR (%)                                        17.03                       17.20                            17.73
             Yield (%)                                     6.1496                      4.7595                           0.0997
             WAL (years)                                     4.39                        4.39                             4.30
             Modified Duration                               3.79                        3.80                             3.79
             Principal Window                       Jun10 - Jun10               Jun10 - Jun10                    May10 - May10
             Principal Writedown                 9,819.64 (0.07%)           962,756.49 (6.72%)            3,642,889.80 (25.44%)
             Total Collateral Loss        102,816,254.11 (10.05%)      103,660,371.33 (10.13%)          105,636,408.75 (10.33%)
----------------------------------------------------------------------------------------------------------------------------------
Class B-3    CDR (%)                                        15.10                       15.30                            15.68
             Yield (%)                                     7.0214                      4.7687                           0.0089
             WAL (years)                                     4.55                        4.55                             4.47
             Modified Duration                               3.86                        3.88                             3.87
             Principal Window                       Aug10 - Aug10               Aug10 - Aug10                    Jul10 - Jul10
             Principal Writedown                34,656.89 (0.32%)        1,218,870.79 (11.35%)            3,247,152.62 (30.23%)
             Total Collateral Loss          94,134,826.48 (9.20%)        95,176,599.86 (9.30%)            96,582,970.25 (9.44%)
----------------------------------------------------------------------------------------------------------------------------------

















--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Sensitivity Table for the Certificates - To Maturity
----------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o    1-month and 6-month LIBOR remain static

o    10% Clean Up Call is not exercised

o    Based upon initial marketing structure and spreads


                                ---------------------------------------------------------------------------------------------------
                                   50 PPA          75 PPA          100 PPA         125 PPA         150 PPA          175 PPA
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           4.43            2.91             1.96            1.14            0.90             0.73
1A1    Principal Window Begin           1               1                1               1               1                1
       Principal Window End           311             233              173              35              28               22
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           4.43            2.91             1.96            1.14            0.90             0.73
1A2    Principal Window Begin           1               1                1               1               1                1
       Principal Window End           311             233              173              35              28               22
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           2.20            1.41             1.00            0.76            0.60             0.49
2A1    Principal Window Begin           1               1                1               1               1                1
       Principal Window End            70              45               28              21              17               14
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           8.21            5.36             3.00            2.06            1.62             1.31
2A2    Principal Window Begin          70              45               28              21              17               14
       Principal Window End           139              91               66              29              23               19
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           6.33           11.08             8.07            2.64            2.08             1.68
2A3    Principal Window Begin         139              91               66              29              23               19
       Principal Window End           312             233              173              35              28               22
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.67            6.45             5.53            7.20            5.38             4.71
M-1    Principal Window Begin          51              39               51              35              28               22
       Principal Window End           288             206              152             133             106               85
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.65            6.43             5.24            5.42            4.42             3.39
M-2    Principal Window Begin          51              39               46              55              45               35
       Principal Window End           281             199              147             113              89               72
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.63            6.41             5.09            4.82            3.89             3.03
M-3    Principal Window Begin          51              38               44              50              41               32
       Principal Window End           272             191              140             108              85               69
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.61            6.39             5.01            4.57            3.66             2.88
M-4    Principal Window Begin          51              38               43              47              38               30
       Principal Window End           265             186              136             104              83               67
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.59            6.37             4.95            4.39            3.51             2.77
M-5    Principal Window Begin          51              38               42              44              36               28
       Principal Window End           259             180              132             101              80               64
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.56            6.34             4.89            4.26            3.40             2.69
M-6    Principal Window Begin          51              37               41              42              34               27
       Principal Window End           251             173              127              97              77               62
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.52            6.30             4.83            4.15            3.31             2.62
B-1    Principal Window Begin          51              37               40              41              33               26
       Principal Window End           242             166              121              93              74               59
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.47            6.26             4.78            4.06            3.24             2.57
B-2    Principal Window Begin          51              37               39              40              32               25
       Principal Window End           232             158              116              89              70               57
-----------------------------------------------------------------------------------------------------------------------------------
       WAL                           9.41            6.22             4.73            3.99            3.18             2.53
B-3    Principal Window Begin          51              37               39              39              31               25
       Principal Window End           222             150              110              84              66               54
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Sensitivity Table for the Certificates - To Call
------------------------------------------------

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o    1-month and 6-month LIBOR remain static

o    10% Clean Up Call is exercised on the first possible date

o    Based upon initial marketing structure and spreads



                                ---------------------------------------------------------------------------------------------------
                                       50 PPA           75 PPA         100 PPA         125 PPA         150 PPA          175 PPA
-----------------------------------------------------------------------------------------------------------------------------------
         WAL                             4.14             2.69            1.80            1.14            0.90             0.73
1A1      Principal Window Begin             1                1               1               1               1                1
         Principal Window End             160              106              77              35              28               22
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             4.14             2.69            1.80            1.14            0.90             0.73
1A2      Principal Window Begin             1                1               1               1               1                1
         Principal Window End             160              106              77              35              28               22
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             2.20             1.41            1.00            0.76            0.60             0.49
2A1      Principal Window Begin             1                1               1               1               1                1
         Principal Window End              70               45              28              21              17               14
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.21             5.36            3.00            2.06            1.62             1.31
2A2      Principal Window Begin            70               45              28              21              17               14
         Principal Window End             139               91              66              29              23               19
----------------------------------------------------------------------------------------------------------------------------------
         WAL                            13.05             8.63            6.25            2.64            2.08             1.68
2A3      Principal Window Begin           139               91              66              29              23               19
         Principal Window End             160              106              77              35              28               22
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.80            5.05            4.71            3.54             3.11
M-1      Principal Window Begin            51               39              51              35              28               22
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.79            4.77            4.84            3.87             3.08
M-2      Principal Window Begin            51               39              46              55              45               35
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.78            4.63            4.47            3.61             2.81
M-3      Principal Window Begin            51               38              44              50              41               32
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.78            4.56            4.22            3.40             2.67
M-4      Principal Window Begin            51               38              43              47              38               30
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.78            4.52            4.06            3.26             2.56
M-5      Principal Window Begin            51               38              42              44              36               28
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.78            4.48            3.94            3.16             2.50
M-6      Principal Window Begin            51               37              41              42              34               27
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.77            4.44            3.85            3.08             2.44
B-1      Principal Window Begin            51               37              40              41              33               26
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.77            4.42            3.79            3.02             2.40
B-2      Principal Window Begin            51               37              39              40              32               25
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------
         WAL                             8.78             5.77            4.41            3.74            2.99             2.38
B-3      Principal Window Begin            51               37              39              39              31               25
         Principal Window End             160              106              77              59              47               38
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and
(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.


              Distribution                         WAC                  Group I                   Group II
Period        Date                              Cap (%)                  Cap (%)                   Cap (%)
------        -------------                    ---------                ---------                 ---------
1             2/25/2006                        24.47588                 24.42462                  24.49013
2             3/25/2006                        20.92315                 20.88836                  20.93281
3             4/25/2006                        20.45328                 20.42187                  20.46202
4             5/25/2006                        20.23043                 20.19797                  20.23946
5             6/25/2006                        19.88979                 19.85838                  19.89853
6             7/25/2006                        19.68380                 19.65133                  19.69282
7             8/25/2006                        19.34851                 19.31709                  19.35724
8             9/25/2006                        19.08591                 19.05449                  19.09464
9             10/25/2006                       18.90396                 18.87150                  18.91299
10            11/25/2006                       18.57629                 18.54487                  18.58502
11            12/25/2006                       18.40959                 18.37712                  18.41861
12            1/25/2007                        18.07071                 18.03929                  18.07944
13            2/25/2007                        17.81601                 17.78459                  17.82474
14            3/25/2007                        17.84975                 17.81497                  17.85942
15            4/25/2007                        17.32010                 17.28869                  17.32884
16            5/25/2007                        17.17201                 17.13954                  17.18103
17            6/25/2007                        16.84259                 16.81502                  16.85025
18            7/25/2007                        16.71121                 16.67920                  16.72011
19            8/25/2007                        16.38391                 16.35293                  16.39252
20            9/25/2007                        16.15921                 16.12781                  16.16794
21            10/25/2007                       17.18615                 17.22493                  17.17537
22            11/25/2007                        9.83541                  9.83740                   9.83486
23            12/25/2007                       10.02325                 10.02729                  10.02213
24            1/25/2008                         9.75102                  9.75322                   9.75041
25            2/25/2008                         9.70897                  9.71117                   9.70836
26            3/25/2008                        10.14873                 10.15086                  10.14814
27            4/25/2008                        10.17963                 10.21610                  10.16950
28            5/25/2008                        10.56813                 10.58744                  10.56277
29            6/25/2008                        10.27234                 10.29294                  10.26661
30            7/25/2008                        10.49389                 10.51341                  10.48846
31            8/25/2008                        10.19822                 10.21712                  10.19297
32            9/25/2008                        10.16363                 10.18031                  10.15900
33            10/25/2008                       11.28944                 11.36917                  11.26729
34            11/25/2008                        9.48319                  9.53815                   9.46792
35            12/25/2008                        9.79987                  9.85868                   9.78353
36            1/25/2009                         9.48546                  9.54073                   9.47011
37            2/25/2009                         9.48548                  9.54079                   9.47012
38            3/25/2009                        10.50314                 10.56310                  10.48649
39            4/25/2009                        10.19845                 10.30021                  10.17018
40            5/25/2009                        10.77199                 10.85649                  10.74852
41            6/25/2009                        10.42504                 10.50878                  10.40178
42            7/25/2009                        10.77431                 10.85914                  10.75075
43            8/25/2009                        10.42676                 10.50890                  10.40395
44            9/25/2009                        10.42794                 10.50896                  10.40544
45            10/25/2009                       11.49396                 11.62872                  11.45654
46            11/25/2009                       11.34906                 11.45912                  11.31850
47            12/25/2009                       11.72748                 11.84169                  11.69577
48            1/25/2010                        11.34924                 11.45975                  11.31855


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


              Distribution                         WAC                  Group I                   Group II
Period        Date                              Cap (%)                  Cap (%)                   Cap (%)
------        -------------                    ---------                ---------                 ---------
49            2/25/2010                        11.34924                 11.45980                  11.31854
50            3/25/2010                        12.56633                 12.68769                  12.53263
51            4/25/2010                        11.51051                 11.63317                  11.47645
52            5/25/2010                        11.95041                 12.07492                  11.91584
53            6/25/2010                        11.56488                 11.68543                  11.53141
54            7/25/2010                        11.95034                 12.07496                  11.91574
55            8/25/2010                        11.56481                 11.68546                  11.53131
56            9/25/2010                        11.56550                 11.68548                  11.53220
57            10/25/2010                       12.10979                 12.24958                  12.07098
58            11/25/2010                       11.77349                 11.90614                  11.73667
59            12/25/2010                       12.16610                 12.30302                  12.12809
60            1/25/2011                        11.77380                 11.90615                  11.73706
61            2/25/2011                        11.77396                 11.90615                  11.73725
62            3/25/2011                        13.03562                 13.18181                  12.99503
63            4/25/2011                        11.77427                 11.90616                  11.73765
64            5/25/2011                        12.16698                 12.30340                  12.12911
65            6/25/2011                        11.77466                 11.90652                  11.73804
66            7/25/2011                        12.16731                 12.30341                  12.12952
67            8/25/2011                        11.77497                 11.90653                  11.73844
68            9/25/2011                        11.77513                 11.90653                  11.73865
69            10/25/2011                       12.16780                 12.30342                  12.13014
70            11/25/2011                       11.77545                 11.90654                  11.73905
71            12/25/2011                       12.16813                 12.30342                  12.13056
72            1/25/2012                        11.77578                 11.90654                  11.73946
73            2/25/2012                        11.77594                 11.90654                  11.73966
74            3/25/2012                        12.58825                 12.72769                  12.54952
75            4/25/2012                        11.77626                 11.90655                  11.74008
76            5/25/2012                        12.16898                 12.30344                  12.13163
77            6/25/2012                        11.77659                 11.90656                  11.74049
78            7/25/2012                        12.16932                 12.30345                  12.13206
79            8/25/2012                        11.77692                 11.90656                  11.74091
80            9/25/2012                        11.77709                 11.90657                  11.74112
81            10/25/2012                       12.16983                 12.30346                  12.13271
82            11/25/2012                       11.77742                 11.90657                  11.74155
83            12/25/2012                       12.17018                 12.30346                  12.13315
84            1/25/2013                        11.77776                 11.90658                  11.74197
85            2/25/2013                        11.77793                 11.90658                  11.74219
86            3/25/2013                        13.04004                 13.18229                  13.00052
87            4/25/2013                        11.77827                 11.90659                  11.74262
88            5/25/2013                        12.17106                 12.30348                  12.13426
89            6/25/2013                        11.77862                 11.90660                  11.74305
90            7/25/2013                        12.17141                 12.30349                  12.13471
91            8/25/2013                        11.77896                 11.90660                  11.74349
92            9/25/2013                        11.77914                 11.90661                  11.74371
93            10/25/2013                       12.17195                 12.30350                  12.13540
94            11/25/2013                       11.77949                 11.90661                  11.74416
95            12/25/2013                       12.17232                 12.30350                  12.13586
96            1/25/2014                        11.77984                 11.90662                  11.74460
97            2/25/2014                        11.78001                 11.90662                  11.74483
98            3/25/2014                        13.04236                 13.18234                  13.00345
99            4/25/2014                        11.78037                 11.90663                  11.74528
100           5/25/2014                        12.17323                 12.30352                  12.13702




--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


              Distribution                         WAC                  Group I                   Group II
Period        Date                              Cap (%)                  Cap (%)                   Cap (%)
------        -------------                    ---------                ---------                 ---------
101            6/25/2014                       11.78073                 11.90664                  11.74573
102            7/25/2014                       12.17361                 12.30353                  12.13749
103            8/25/2014                       11.78109                 11.90665                  11.74619
104            9/25/2014                       11.78127                 11.90665                  11.74642
105            10/25/2014                      12.17417                 12.30354                  12.13820
106            11/25/2014                      11.78164                 11.90666                  11.74688
107            12/25/2014                      12.17455                 12.30355                  12.13868
108            1/25/2015                       11.78201                 11.90667                  11.74735
109            2/25/2015                       11.78219                 11.90667                  11.74758
110            3/25/2015                       13.04477                 13.18239                  13.00651
111            4/25/2015                       11.78256                 11.90668                  11.74805
112            5/25/2015                       12.17551                 12.30357                  12.13990
113            6/25/2015                       11.78294                 11.90669                  11.74853
114            7/25/2015                       12.17590                 12.30358                  12.14039
115            8/25/2015                       11.78331                 11.90669                  11.74900
116            9/25/2015                       11.78350                 11.90670                  11.74924
117            10/25/2015                      12.17648                 12.30359                  12.14113
118            11/25/2015                      11.78388                 11.90671                  11.74973
119            12/25/2015                      12.17688                 12.30360                  12.14163
120            1/25/2016                       11.78427                 11.90672                  11.75021



















--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $975,044,823. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.8500% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.


                                 Swap Schedule

                      Distribution
Period                Date                        Swap Notional Amount ($)
1                     2/25/2006                            975,044,822.72
2                     3/25/2006                            946,686,538.88
3                     4/25/2006                            900,678,424.16
4                     5/25/2006                            856,906,262.45
5                     6/25/2006                            815,261,388.45
6                     7/25/2006                            775,640,417.90
7                     8/25/2006                            737,944,990.88
8                     9/25/2006                            702,081,527.73
9                     10/25/2006                           667,960,996.66
10                    11/25/2006                           635,498,692.72
11                    12/25/2006                           604,614,027.56
12                    1/25/2007                            574,457,430.16
13                    2/25/2007                            545,719,064.28
14                    3/25/2007                            518,377,357.14
15                    4/25/2007                            492,364,432.39
16                    5/25/2007                            467,615,712.40
17                    6/25/2007                            444,069,757.95
18                    7/25/2007                            421,668,115.71
19                    8/25/2007                            400,354,532.51
20                    9/25/2007                            380,076,796.84
21                    10/25/2007                           360,784,566.36
22                    11/25/2007                            79,907,850.71
23                    12/25/2007                            76,024,401.00
24                    1/25/2008                             72,329,683.46
25                    2/25/2008                             68,814,525.87
26                    3/25/2008                             65,470,201.78
27                    4/25/2008                             62,288,408.83
28                    5/25/2008                             59,261,248.16
29                    6/25/2008                             56,381,204.77
30                    7/25/2008                             53,641,128.91
31                    8/25/2008                             51,034,218.26
32                    9/25/2008                             48,554,001.14
33                    10/25/2008                            46,194,167.47
34                    11/25/2008 and thereafter                      0.00









-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                    The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                    $1,028,191,591
Number of Mortgage Loans:                                                3,473
Average Scheduled Principal Balance:                                  $296,053
Interest Only Loans:                                                   100.00%
Weighted Average Gross Coupon:                                          6.865%
Weighted Average Net Coupon(2):                                         6.365%
Non-zero Weighted Average FICO Score:                                      662
Weighted Average Original LTV Ratio:                                    85.38%
Weighted Average Combined Original LTV Ratio:                           93.08%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll:                                            24
Weighted Average Gross Margin:                                           5.91%
Weighted Average Initial Rate Cap:                                       2.00%
Weighted Average Periodic Rate Cap:                                      1.00%
Weighted Average Gross Maximum Lifetime Rate:                           12.85%
Weighted Average % of Silent Seconds:                                   38.86%
Weighted Average DTI%:                                                  40.08%
Weighted Average % of Loans with MI:                                     0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.



                                           Distribution by Current Principal Balance

                                                            Pct. Of                    Weighted                    Weighted
                                                            Pool By      Weighted          Avg.          Avg.          Avg.
 Current Principal         Number Of        Principal     Principal    Avg. Gross       Current     Principal      Original
 Balance                       Loans          Balance       Balance        Coupon          FICO       Balance           LTV
----------------------------------------------------------------------------------------------------------------------------
 $50,001 - $75,000                11         $712,356         0.07%        8.042%           702       $64,760        92.24%
 $75,001 - $100,000               63        5,653,710          0.55         7.333           656        89,741         84.91
 $100,001 - $125,000             176       20,316,273          1.98         7.059           662       115,433         84.37
 $125,001 - $150,000             262       36,224,752          3.52         7.027           665       138,262         84.62
 $150,001 - $200,000             564       99,253,317          9.65         7.045           662       175,981         85.59
 $200,001 - $250,000             485      109,690,950         10.67         6.965           662       226,167         85.19
 $250,001 - $300,000             434      119,166,514         11.59         6.923           663       274,577         84.90
 $300,001 - $350,000             403      131,039,176         12.74         6.784           663       325,159         84.90
 $350,001 - $400,000             319      119,584,949         11.63         6.811           662       374,874         85.03
 $400,001 - $450,000             225       95,464,213          9.28         6.844           661       424,285         85.92
 $450,001 - $500,000             193       92,018,889          8.95         6.662           662       476,782         85.53
 $500,001 - $550,000             122       63,947,564          6.22         6.758           662       524,160         86.58
 $550,001 - $600,000             102       58,506,731          5.69         6.869           664       573,595         87.38
 $600,001 - $650,000              63       39,504,568          3.84         6.982           656       627,057         85.42
 $650,001 - $700,000              24       16,014,910          1.56         6.603           670       667,288         82.03
 $700,001 - $750,000               8        5,761,987          0.56         6.995           666       720,248         81.86
 $750,001 - $800,000              10        7,814,065          0.76         6.547           660       781,407         85.46
 $800,001 - $850,000               9        7,516,668          0.73         6.480           680       835,185         87.68
----------------------------------------------------------------------------------------------------------------------------
 Total:                        3,473    $1,028,191,591      100.00%        6.865%           662      $296,053        85.38%
================================================================================================================================


                                 Weighted
                                     Avg.
 Current Principal               Combined     Pct. Full    Pct. Owner
 Balance                              LTV           Doc      Occupied
------------------------------------------------------------------------------
 $50,001 - $75,000                 92.24%        44.91%        73.97%
 $75,001 - $100,000                 94.70         51.66         97.07
 $100,001 - $125,000                94.13         56.24         97.59
 $125,001 - $150,000                93.76         47.74         98.04
 $150,001 - $200,000                93.87         52.22         95.30
 $200,001 - $250,000                92.92         50.92         96.48
 $250,001 - $300,000                93.70         48.93         97.73
 $300,001 - $350,000                93.80         49.23         98.74
 $350,001 - $400,000                93.40         40.46         97.80
 $400,001 - $450,000                94.10         41.77         97.33
 $450,001 - $500,000                92.24         52.32         98.43
 $500,001 - $550,000                92.79         46.69        100.00
 $550,001 - $600,000                92.13         44.96        100.00
 $600,001 - $650,000                92.02         33.49        100.00
 $650,001 - $700,000                89.53         33.59        100.00
 $700,001 - $750,000                81.86         37.95        100.00
 $750,001 - $800,000                85.46         60.18        100.00
 $800,001 - $850,000                87.68         66.78        100.00
-------------------------------------------------------------------------------
 Total:                            93.08%        47.22%        97.95%
===============================================================================








-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                         Distribution by Current Rate


                                                        Pct. Of                    Weighted                     Weighted
                                                        Pool By       Weighted          Avg.           Avg.          Avg.
                       Number Of        Principal     Principal     Avg. Gross       Current      Principal      Original
Current Rate               Loans          Balance       Balance         Coupon          FICO        Balance           LTV
----------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%                 50      $18,658,051         1.81%         5.000%           682       $373,161        81.16%
 5.01 - 5.50%                 21        6,708,588          0.65          5.379           675        319,457         80.14
 5.51 - 6.00%                932      292,283,969         28.43          5.973           667        313,609         81.86
 6.01 - 6.50%                249       77,690,266          7.56          6.296           665        312,009         82.99
 6.51 - 7.00%              1,188      348,636,296         33.91          6.936           662        293,465         85.36
 7.01 - 7.50%                211       58,830,330          5.72          7.280           655        278,817         87.06
 7.51 - 8.00%                558      153,668,318         14.95          7.922           658        275,391         89.99
 8.01 - 8.50%                 74       22,241,812          2.16          8.300           661        300,565         91.86
 8.51 - 9.00%                148       40,451,377          3.93          8.893           650        273,320         92.86
 9.01% & Above                42        9,022,584          0.88          9.562           652        214,823         94.13
----------------------------------------------------------------------------------------------------------------------------
 Total:                    3,473    $1,028,191,591      100.00%         6.865%           662       $296,053        85.38%
================================================================================================================================

                                Weighted
                                    Avg.
                                Combined      Pct. Full    Pct. Owner
Current Rate                         LTV            Doc      Occupied
------------------------------------------------------------------------------
 4.51 - 5.00%                     89.73%         91.30%        97.42%
 5.01 - 5.50%                      87.43          90.34        100.00
 5.51 - 6.00%                      92.73          73.92         99.53
 6.01 - 6.50%                      93.87          64.15         99.23
 6.51 - 7.00%                      93.41          38.83         97.88
 7.01 - 7.50%                      93.04          37.02         97.33
 7.51 - 8.00%                      93.13          22.21         95.88
 8.01 - 8.50%                      92.90          11.55         94.30
 8.51 - 9.00%                      93.53           3.96         96.04
 9.01% & Above                     94.13          12.26         95.00
------------------------------------------------------------------------------
 Total:                           93.08%         47.22%        97.95%
==============================================================================





                                         Distribution by FICO



                                                       Pct. Of                     Weighted                     Weighted
                                                       Pool By      Weighted           Avg.           Avg.          Avg.
                    Number Of         Principal      Principal    Avg. Gross        Current      Principal      Original
Fico                    Loans           Balance        Balance        Coupon           FICO        Balance           LTV
----------------------------------------------------------------------------------------------------------------------------
 800 - 819                  2          $718,320          0.07%        6.445%            804       $359,160         80.00%
 780 - 799                 19         5,737,391           0.56         6.833            785        301,968          89.55
 760 - 779                 38        11,553,989           1.12         6.545            768        304,052          85.07
 740 - 759                 82        22,434,750           2.18         6.709            747        273,595          84.55
 720 - 739                142        42,124,209           4.10         6.570            728        296,649          85.51
 700 - 719                223        68,233,669           6.64         6.643            709        305,981          84.24
 680 - 699                478       138,906,614          13.51         6.700            688        290,600          85.01
 660 - 679                521       154,612,123          15.04         6.906            668        296,760          85.61
 640 - 659                846       252,183,635          24.53         6.907            650        298,089          85.26
 620 - 639              1,116       329,398,991          32.04         6.993            629        295,160          85.74
 600 - 619                  4         1,180,400           0.11         6.000            614        295,100          81.91
 580 - 599                  1           604,000           0.06         6.900            598        604,000          80.00
 560 - 579                  1           503,500           0.05         7.990            565        503,500          95.00
----------------------------------------------------------------------------------------------------------------------------
 Total:                 3,473    $1,028,191,591        100.00%        6.865%            662       $296,053         85.38%
============================================================================================================================


                        Weighted
                            Avg.
                        Combined      Pct. Full     Pct. Owner
Fico                         LTV            Doc       Occupied
------------------------------------------------------------------------------
 800 - 819                88.91%         55.46%        100.00%
 780 - 799                 94.00          55.55          93.24
 760 - 779                 92.83          54.02          96.58
 740 - 759                 92.56          43.96          94.44
 720 - 739                 93.26          44.34          96.09
 700 - 719                 93.51          48.85          97.07
 680 - 699                 93.61          44.42          98.05
 660 - 679                 93.21          44.09          97.87
 640 - 659                 93.25          47.26          98.32
 620 - 639                 92.58          49.59          98.44
 600 - 619                 93.34          80.94         100.00
 580 - 599                 98.24           0.00         100.00
 560 - 579                 95.00         100.00         100.00
------------------------------------------------------------------------------
 Total:                   93.08%         47.22%         97.95%
==============================================================================


                                               Distribution by Original LTV


                                                        Pct. Of                     Weighted                     Weighted
                                                        Pool By       Weighted           Avg.          Avg.          Avg.
                      Number Of         Principal     Principal     Avg. Gross        Current     Principal      Original
Original LTV              Loans           Balance       Balance         Coupon           FICO       Balance           LTV
----------------------------------------------------------------------------------------------------------------------------
 40.01 - 50.00%               3          $629,987         0.06%         6.000%            641      $209,996         47.38%
 50.01 - 60.00%               4           919,224          0.09          6.157            670       229,806          55.21
 60.01 - 70.00%              26         7,784,435          0.76          6.296            646       299,401          67.41
 70.01 - 80.00%           1,664       472,056,162         45.91          6.474            664       283,688          79.69
 80.01 - 85.00%             317       104,987,145         10.21          6.615            666       331,190          84.29
 85.01 - 90.00%             698       223,682,387         21.75          7.044            661       320,462          89.60
 90.01 - 95.00%             761       218,132,251         21.22          7.675            660       286,639          94.75
----------------------------------------------------------------------------------------------------------------------------
 Total:                   3,473    $1,028,191,591       100.00%         6.865%            662      $296,053         85.38%
============================================================================================================================


                                Weighted
                                    Avg.
                                Combined      Pct. Full     Pct. Owner
Original LTV                         LTV            Doc       Occupied
----------------------          --------------------------------------------------------
 40.01 - 50.00%                   47.38%         60.33%       100.00%
 50.01 - 60.00%                    55.21          51.68        100.00
 60.01 - 70.00%                    67.95          36.12        100.00
 70.01 - 80.00%                    96.42          45.72         99.64
 80.01 - 85.00%                    84.38          56.63         97.38
 85.01 - 90.00%                    89.66          47.64         93.81
 90.01 - 95.00%                    94.75          45.86         98.73
----------------------------------------------------------------------------------------
 Total:                           93.08%         47.22%        97.95%
========================================================================================






-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                            Distribution by Document Type

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Document       Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Type               Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 Full Doc          1,684    $485,541,558       47.22%      6.448%       662    $288,326     85.32%      92.36%  100.00%    98.35%
 Limited Doc         202      60,850,809         5.92       6.643       656     301,242      84.79       93.13     0.00    98.17
 Stated Doc        1,587     481,799,223        46.86       7.314       664     303,591      85.51       93.81     0.00     97.53
----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%   47.22%    97.95%
==================================================================================================================================




                                              Distribution by Loan Purpose

                                                        Pct. Of                     Weighted                     Weighted
                                                        Pool By       Weighted           Avg.          Avg.          Avg.
                      Number Of        Principal      Principal     Avg. Gross        Current     Principal      Original
Loan Purpose              Loans          Balance        Balance         Coupon           FICO       Balance           LTV
----------------------------------------------------------------------------------------------------------------------------
 Cashout Refinance        1,509     $459,733,404        44.71%          6.861%           656       $304,661        87.07%
 Purchase                 1,863      546,233,850         53.13           6.879           668        293,201         84.00
 Rate/Term Refinance        101       22,224,337          2.16           6.616           665        220,043         84.11
-----------------------------------------------------------------------------------------------------------------------------
 Total:                   3,473   $1,028,191,591       100.00%          6.865%           662       $296,053        85.38%
===============================================================================================================================


                                Weighted
                                    Avg.
                                Combined      Pct. Full     Pct. Owner
Loan Purpose                         LTV            Doc       Occupied
-------------------------------------------------------------------------------
 Cashout Refinance                88.58%        55.67%     98.91%
 Purchase                          96.92         39.51         97.07
 Rate/Term Refinance               91.83         62.07        100.00
-------------------------------------------------------------------------------
 Total:                           93.08%        47.22%        97.95%
===============================================================================




                                              Distribution by Occupancy Status


                                                          Pct. Of                     Weighted                     Weighted
                                                          Pool By       Weighted           Avg.          Avg.          Avg.
Occupancy               Number Of         Principal     Principal     Avg. Gross        Current     Principal      Original
Status                      Loans           Balance       Balance         Coupon           FICO       Balance           LTV
----------------------------------------------------------------------------------------------------------------------------
 Owner Occupied             3,385    $1,007,142,359        97.95%         6.854%           662       $297,531        85.30%
 Second Home                   88        21,049,232          2.05          7.425           675        239,196         88.96
----------------------------------------------------------------------------------------------------------------------------
 Total:                     3,473    $1,028,191,591       100.00%         6.865%           662       $296,053        85.38%
==============================================================================================================================

                         Weighted
                             Avg.
Occupancy                Combined      Pct. Full     Pct. Owner
Status                        LTV            Doc       Occupied
------------------------------------------------------------------------
 Owner Occupied            93.17%         47.41%       100.00%
 Second Home                88.96          38.08          0.00
-------------------------------------------------------------------------
 Total:                    93.08%         47.22%        97.95%
==========================================================================





                                     Distribution by Property Type

                                                      Pct. of                      Weighted                     Weighted
                                                      Pool By       Weighted           Avg.           Avg.          Avg.
 Property            Number Of        Principal      Principal     Avg. Gross       Current      Principal       Original
 Type                    Loans          Balance        Balance         Coupon          FICO        Balance            LTV
----------------------------------------------------------------------------------------------------------------------------
 2-4 Family                240      $90,704,875          8.82%         7.029%           667       $377,937         84.17%
 Condo                     584      137,856,902          13.41          6.997           673        236,056          84.06
 Pud                       462      133,481,831          12.98          6.929           660        288,922          86.11
 Single Family           2,187      666,147,982          64.79          6.803           660        304,594          85.67
----------------------------------------------------------------------------------------------------------------------------
 Total:                  3,473    $1,028,191,591       100.00%         6.865%           662       $296,053         85.38%
============================================================================================================================

                                    Weighted
                                        Avg.
 Property                           Combined     Pct. Full     Pct. Owner
 Type                                    LTV           Doc       Occupied
--------------------------------------------------------------------------------
 2-4 Family                           91.73%        31.66%         98.95%
 Condo                                 95.62         46.05          96.30
 Pud                                   93.01         49.11          95.18
 Single Family                         92.76         49.21          98.72
-------------------------------------------------------------------------------
 Total:                               93.08%        47.22%         97.95%
===============================================================================









-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                            Distribution by State

                                                      Pct. of                      Weighted                     Weighted
                                                      Pool By       Weighted           Avg.           Avg.          Avg.
                     Number Of        Principal      Principal     Avg. Gross       Current      Principal       Original
 State                   Loans          Balance        Balance         Coupon          FICO        Balance            LTV
---------------------------------------------------------------------------------------------------------------------------
 CA - Southern             973      $373,306,415         36.31%        6.673%            663       $383,665        84.23%
 CA - Northern             439       167,550,788          16.30         6.620            661        381,665         84.73
 FL                        539       116,747,539          11.35         7.179            668        216,600         86.76
 NY                        180        74,364,900           7.23         6.981            665        413,138         86.01
 AZ                        319        59,082,988           5.75         7.190            660        185,213         87.85
 IL                        176        39,273,235           3.82         7.470            657        223,143         87.03
 MD                        115        34,663,877           3.37         6.934            661        301,425         85.56
 NJ                         84        26,482,779           2.58         7.101            660        315,271         85.91
 NV                        101        24,888,300           2.42         6.990            661        246,419         86.93
 CO                         95        17,975,833           1.75         6.669            661        189,219         84.01
 Other                     452        93,854,936           9.13         7.042            660        207,644         86.25
---------------------------------------------------------------------------------------------------------------------------
 Total:                  3,473    $1,028,191,591        100.00%        6.865%            662       $296,053        85.38%
===========================================================================================================================


                                     Weighted
                                         Avg.
                                     Combined     Pct. Full     Pct. Owner
State                                     LTV           Doc       Occupied
-------------------------------------------------------------------------------
CA - Southern                          93.57%        41.91%         99.45%
CA - Northern                           92.42         59.40          98.82
FL                                      93.71         50.66          93.52
NY                                      91.92         31.87          99.79
AZ                                      91.40         53.97          95.67
IL                                      92.90         41.14          99.46
MD                                      90.09         41.21          99.00
NJ                                      92.28         40.93         100.00
NV                                      94.12         52.85          88.61
CO                                      95.61         50.58         100.00
Other                                   94.17         54.69          96.45
-------------------------------------------------------------------------------
Total:                                 93.08%        47.22%         97.95%
===============================================================================




                                                      Distribution by Zip Code

                                                      Pct. of                       Weighted                     Weighted
                                                      Pool By       Weighted           Avg.           Avg.          Avg.
                     Number Of        Principal      Principal     Avg. Gross       Current      Principal       Original
Zip Code                 Loans          Balance        Balance         Coupon          FICO        Balance            LTV
---------------------------------------------------------------------------------------------------------------------------
 93033                     14        $5,459,142          0.53%        6.970%            671       $389,939         83.29%
 92563                     11         4,913,230           0.48         6.593            639        446,657          84.61
 92804                      9         3,881,146           0.38         6.921            648        431,238          83.19
 94565                     11         3,568,248           0.35         6.007            645        324,386          80.43
 90650                      9         3,420,733           0.33         6.410            660        380,081          84.82
 33027                     10         3,407,137           0.33         7.590            661        340,714          89.61
 91402                     10         3,348,977           0.33         7.135            660        334,898          86.82
 91913                      6         3,119,211           0.30         6.410            678        519,869          86.51
 92126                      8         3,089,983           0.30         6.680            663        386,248          80.65
 11236                      7         3,088,126           0.30         6.766            673        441,161          88.16
 Other                  3,378       990,895,658          96.37         6.869            663        293,338          85.40
---------------------------------------------------------------------------------------------------------------------------
 Total:                 3,473    $1,028,191,591        100.00%        6.865%            662       $296,053         85.38%
===========================================================================================================================


                             Weighted
                                 Avg.
                             Combined     Pct. Full     Pct. Owner
Zip Code                          LTV           Doc       Occupied
-------------------------------------------------------------------------------
 93033                        94.98%          8.56%        100.00%
 92563                         93.89          28.80         100.00
 92804                         95.15          13.66         100.00
 94565                         96.82          84.50         100.00
 90650                         90.89          46.48         100.00
 33027                         93.94          32.05          93.49
 91402                         96.91          34.64         100.00
 91913                         88.55          61.02         100.00
 92126                         93.55          14.76         100.00
 11236                         91.19          56.43         100.00
 Other                         93.06          47.65          97.90
------------------------------------------------------------------------------
 Total:                       93.08%         47.22%         97.95%
==============================================================================



                                   Distribution by Remaining Months to Maturity

                                                      Pct. of                      Weighted                     Weighted
Remaining                                             Pool By       Weighted           Avg.           Avg.          Avg.
Months To            Number Of        Principal      Principal     Avg. Gross       Current      Principal       Original
Maturity                 Loans          Balance        Balance         Coupon          FICO        Balance            LTV
----------------------------------------------------------------------------------------------------------------------------
 121 - 180                  2          $454,480          0.04%        7.733%            671       $227,240         91.31%
 181 - 240                  5         1,144,823           0.11         6.567            665        228,965          92.06
 301 - 360              3,466     1,026,592,288          99.84         6.865            662        296,189          85.37
----------------------------------------------------------------------------------------------------------------------------
 Total:                 3,473    $1,028,191,591        100.00%        6.865%            662       $296,053         85.38%
============================================================================================================================


                         Weighted
Remaining                    Avg.
Months To                Combined     Pct. Full     Pct. Owner
Maturity                      LTV           Doc       Occupied
------------------------------------------------------------------------
 121 - 180                91.31%         29.68%        100.00%
 181 - 240                 94.36         100.00         100.00
 301 - 360                 93.08          47.17          97.95
------------------------------------------------------------------------
 Total:                   93.08%         47.22%         97.95%
=======================================================================









-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                               Distribution by Amortization Type

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Amortization   Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Type               Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 15 Year Fixed         1        $134,900        0.01%      7.100%       665    $134,900     95.00%      95.00%   100.00%   100.00%
 2 Year ARM        2,602     771,526,759        75.04       6.864       662     296,513      84.95       93.97     45.17     98.02
 3 Year ARM          783     228,662,048        22.24       6.909       664     292,033      86.94       91.00     50.32     97.59
 30 Year Fixed        87      27,867,884         2.71       6.550       670     320,321      84.26       85.67     78.32     98.90
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%    47.22%    97.95%
==================================================================================================================================


                                          Distribution by Prepayment Term (Months)


                                              Pct. Of              Weighted               Weighted    Weighted
Prepayment                                    Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Term           Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
(Months)           Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 0                   760    $236,030,901       22.96%      7.312%       663    $310,567     86.54%      92.09%    38.08%    97.56%
 12                  157      47,859,000         4.65       7.175       663     304,834      85.12       93.62     47.05     95.81
 24                2,139     624,806,859        60.77       6.726       662     292,102      84.76       94.10     47.45     98.39
 36                  417     119,494,831        11.62       6.587       665     286,558      86.42       89.53     64.14     97.27
----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%    47.22%    97.95%
==================================================================================================================================


                                                  Distribution by Periodic Cap

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
               Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Periodic Cap       Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 0.99% & Below        88     $28,002,784        2.72%      6.553%       670    $318,213     84.31%      85.72%   78.42%     98.91%
 1.00 - 1.49%      3,385   1,000,188,807        97.28       6.874       662     295,477      85.41       93.29    46.35      97.93
----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%   47.22%     97.95%
==================================================================================================================================


                                          Distribution by Months to Rate Reset

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Months To      Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Rate Reset         Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 10 & Below           88     $28,002,784        2.72%      6.553%       670    $318,213     84.31%      85.72%   78.42%     98.91%
 11- 20              360     118,709,278        11.55       6.655       664     329,748      84.46       94.01    40.60      98.94
 21 - 30           2,250     655,197,011        63.72       6.901       661     291,199      85.03       93.94    45.98      97.87
 31 - 40             775     226,282,517        22.01       6.911       664     291,977      86.99       91.03    50.44      97.57
----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%    47.22%     97.95%
==================================================================================================================================




-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------



                                       Distribution by Maximum Lifetime Rate

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Maximum        Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Lifetime Rate      Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 9.49% & Below        88     $28,002,784        2.72%      6.553%       670    $318,213      84.31%     85.72%    78.42%    98.91%
 11.00 - 11.49%       66      23,859,285         2.32       5.075       682     361,504      81.18      89.46     90.48     97.98
 11.50 - 11.99%      409     131,969,832        12.84       5.934       669     322,665      81.36      93.17     90.02     99.87
 12.00 - 12.49%      698     212,172,642        20.64       6.085       664     303,972      82.60      93.49     60.56     99.15
 12.50 - 12.99%      885     263,562,082        25.63       6.900       663     297,810      84.59      93.69     41.01     98.20
 13.00 - 13.49%      501     141,001,637        13.71       7.093       658     281,440      86.97      93.11     32.26     97.02
 13.50 - 13.99%      452     127,468,849        12.40       7.881       658     282,011      89.49      92.96     23.80     96.32
 14.00 - 14.49%      181      48,415,884         4.71       8.102       658     267,491      91.80      93.49     16.42     94.48
 14.50 - 14.99%      133      36,422,727         3.54       8.836       653     273,855      92.89      93.67      3.95     96.87
 15.00 - 15.49%       38      10,357,798         1.01       9.093       648     272,574      93.16      93.16     10.22     93.99
 15.50 - 15.99%       21       4,674,970         0.45       9.793       648     222,618      94.12      94.12      7.52     95.18
 16.00% & Above        1         283,100         0.03      10.000       641     283,100      95.00      95.00      0.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053      85.38%     93.08%    47.22%    97.95%
===================================================================================================================================


                                         Distribution by Minimum Lifetime Rate

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Minimum        Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Lifetime Rate      Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 1.99% & Below        88     $28,002,784        2.72%       6.553%      670    $318,213     84.31%      85.72%    78.42%    98.91%
 3.50 - 3.99%         37       8,080,548         0.79       7.698       664     218,393     87.47       92.07     36.95    100.00
 4.00 - 4.49%        157      36,511,696         3.55       7.392       655     232,559     86.59       93.43     46.05     99.42
 5.00 - 5.49%          2         692,000         0.07       5.274       695     346,000     80.00      100.00    100.00    100.00
 5.50 - 5.99%          5       1,350,760         0.13       5.803       678     270,152     77.68       92.72     74.53    100.00
 6.00 - 6.49%      3,158     944,712,160        91.88       6.846       663     299,149     85.34       93.29     46.39     97.94
 6.50 - 6.99%         12       3,657,521         0.36       6.683       655     304,793     85.85       94.48     58.41    100.00
 7.00 - 7.49%          5       1,718,090         0.17       7.211       641     343,618     85.86       90.65     76.06     70.90
 7.50 - 7.99%          6       2,165,992         0.21       7.646       674     360,999     88.08       93.00     18.20     75.78
 8.00 - 8.49%          1         522,000         0.05       8.100       626     522,000     90.00       90.00      0.00    100.00
 8.50 - 8.99%          2         778,040         0.08       8.759       675     389,020     95.00       95.00      0.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%       6.865%      662    $296,053     85.38%      93.08%    47.22%    97.95%
==================================================================================================================================


                                                      Distribution by Margin

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
               Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Margin             Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 1.99% & Below        88     $28,002,784        2.72%      6.553%       670    $318,213     84.31%      85.72%   78.42%     98.91%
 3.50 - 3.99%         37       8,080,548        0.79       7.698        664     218,393     87.47       92.07    36.95     100.00
 4.00 - 4.49%        159      37,291,492        3.63       7.399        655     234,538     86.52       93.51    45.09      99.43
 5.50 - 5.99%          2         334,760        0.03       6.000        643     167,380     70.63       70.63   100.00     100.00
 6.00 - 6.49%      3,185     953,332,006       92.72       6.846        663     299,319     85.35       93.31    46.39      97.90
 7.00 - 7.49%          2       1,150,000        0.11       7.230        628     575,000     87.45       87.45   100.00      56.52
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%   47.22%     97.95%
===================================================================================================================================


                                           Distribution by First Adjustment Cap

                                              Pct. Of              Weighted               Weighted    Weighted
First                                         Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Adjustment     Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Cap                Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 1.00% & Below        88     $28,002,784        2.72%      6.553%       670    $318,213     84.31%      85.72%   78.42%    98.91%
 1.51 - 2.00%      3,385   1,000,188,807       97.28       6.874        662     295,477     85.41       93.29    46.35     97.93
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%   47.22%    97.95%
===================================================================================================================================







-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                  Distribution by Periodic Lifetime Cap


                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Periodic       Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Lifetime Cap       Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
--------------------------------------------------------------------------------------------------------------------------------
 4.00% & Below        88     $28,002,784        2.72%       6.553%      670    $318,213     84.31%      85.72%    78.42%   98.91%
 5.51 - 6.00%      3,385   1,000,188,807       97.28        6.874       662     295,477     85.41       93.29     46.35    97.93
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%       6.865%      662    $296,053     85.38%      93.08%    47.22%   97.95%
==================================================================================================================================


                                         Distribution by Interest Only Loans


                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Interest       Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Only Loans         Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Y                 3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%    47.22%   97.95%
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053     85.38%      93.08%    47.22%   97.95%
==================================================================================================================================


                                       Distribution by Interest Only Term

                                              Pct. Of              Weighted               Weighted    Weighted
                                              Pool By    Weighted      Avg.        Avg.       Avg.        Avg.      Pct.      Pct.
Interest       Number Of       Principal    Principal  Avg. Gross   Current   Principal   Original    Combined     Full      Owner
Only Term          Loans         Balance      Balance      Coupon      FICO     Balance        LTV         LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 24                1,979    $587,516,449       57.14%      6.851%       663    $296,875     85.27%      93.63%    46.06%   97.95%
 36                  605     174,928,762        17.01      6.933        663     289,138      86.84       90.83    47.46    97.44
 60                  889     265,746,380        25.85      6.853        661     298,927      84.65       93.36    49.65    98.29
-----------------------------------------------------------------------------------------------------------------------------------
 Total:            3,473  $1,028,191,591      100.00%      6.865%       662    $296,053      85.38%      93.08%   47.22%   97.95%
===================================================================================================================================









-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                                      $223,634,131
Number of Mortgage Loans:                                                  964
Average Scheduled Principal Balance:                                  $231,986
Interest Only Loans:                                                   100.00%
Weighted Average Gross Coupon:                                          6.833%
Weighted Average Net Coupon((2)):                                       6.333%
Non-zero Weighted Average FICO Score:                                      666
Weighted Average Original LTV Ratio:                                    83.97%
Weighted Average Combined Original LTV Ratio:                           94.52%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll:                                            24
Weighted Average Gross Margin:                                           5.85%
Weighted Average Initial Rate Cap:                                       2.00%
Weighted Average Periodic Rate Cap:                                      1.00%
Weighted Average Gross Maximum Lifetime Rate:                           12.81%
Weighted Average % of Silent Seconds:                                   52.88%
Weighted Average DTI%:                                                  40.06%
Weighted Average % of Loans with MI:                                     0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.


                                      Distribution by Current Principal Balance


                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Current Principal        of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Balance               Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 $50,001 - $75,000        1        $62,100      0.03%      7.650%       684     $62,100     90.00%     90.00%   100.00%      0.00%
 $75,001 - $100,000      22      1,995,362      0.89       7.340        655      90,698     83.16      95.66     46.86      95.98
 $100,001 - $125,000     70      8,120,146      3.63       7.071        670     116,002     83.11      95.66     54.97      97.00
 $125,001 - $150,000     84     11,669,830      5.22       6.977        668     138,927     83.30      95.66     51.47      98.81
 $150,001 - $200,000    214     37,725,061     16.87       6.939        665     176,285     84.34      94.29     52.53      96.21
 $200,001 - $250,000    190     42,825,947     19.15       6.871        664     225,400     84.39      93.55     51.71      96.33
 $250,001 - $300,000    165     45,169,260     20.20       6.866        666     273,753     84.09      94.52     45.87      99.40
 $300,001 - $350,000    162     52,763,541     23.59       6.632        665     325,701     83.56      95.37     49.19      99.41
 $350,001 - $400,000     31     11,288,374      5.05       6.690        665     364,141     84.55      94.94     34.88      96.85
 $400,001 - $450,000     15      6,368,155      2.85       7.031        672     424,544     83.69      96.99     19.99      93.00
 $450,001 - $500,000      1        479,020      0.21       5.000        689     479,020     80.00     100.00    100.00     100.00
 $500,001 - $550,000      4      2,119,763      0.95       7.189        666     529,941     84.94      84.94     24.20     100.00
 $550,001 - $600,000      3      1,700,073      0.76       7.252        702     566,691     88.38      88.38     66.65     100.00
 $650,001 - $700,000      2      1,347,500      0.60       5.722        689     673,750     75.18      85.27    100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
==================================================================================================================================









-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                     Distribution by Current Rate


                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Current Rate          Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%            16     $4,615,317      2.06%      5.000%       680    $288,457     79.48%     94.61%   100.00%    100.00%
 5.01 - 5.50%             5      1,769,865      0.79       5.368        668     353,973     80.96      95.06     81.19     100.00
 5.51 - 6.00%           245     59,196,081     26.47       5.982        670     241,617     80.55      94.18     74.34      99.28
 6.01 - 6.50%            68     16,365,870      7.32       6.281        670     240,675     82.51      95.90     63.68      99.06
 6.51 - 7.00%           377     87,733,627     39.23       6.930        667     232,715     83.90      94.44     39.47      97.59
 7.01 - 7.50%            51     11,291,432      5.05       7.289        659     221,401     86.21      95.34     40.13     100.00
 7.51 - 8.00%           152     31,657,218     14.16       7.950        659     208,271     88.20      94.51     26.63      96.50
 8.01 - 8.50%            12      3,143,159      1.41       8.248        653     261,930     89.98      93.05     18.20      80.50
 8.51 - 9.00%            29      6,231,186      2.79       8.851        649     214,868     94.21      94.21      2.36      93.38
 9.01% & Above            9      1,630,375      0.73       9.518        659     181,153     94.24      94.24      0.00      95.08
----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
==================================================================================================================================


                                                       Distribution by FICO

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Fico                  Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 780 - 799                3       $470,415      0.21%      6.784%       782    $156,805     84.13%     95.87%     0.00%     58.67%
 760 - 779                6      1,482,083      0.66       6.328        772     247,014     81.47      95.59     47.37     100.00
 740 - 759               24      5,628,292      2.52       6.490        747     234,512     82.86      94.29     42.34      88.12
 720 - 739               38      8,783,275      3.93       6.526        727     231,139     82.17      94.63     36.93     100.00
 700 - 719               51     12,759,200      5.71       6.595        709     250,180     83.14      94.84     57.62     100.00
 680 - 699              147     34,306,984     15.34       6.634        688     233,381     82.58      94.66     47.56      98.18
 660 - 679              175     40,500,499     18.11       6.887        669     231,431     84.62      95.44     43.32      97.45
 640 - 659              306     71,115,415     31.80       6.974        650     232,403     84.72      94.23     47.45      97.37
 620 - 639              214     48,587,968     21.73       6.894        635     227,047     84.05      93.94     56.60      98.94
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================


                                                Distribution by Original LTV

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Original LTV          Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 40.01 - 50.00%           3       $629,987      0.28%      6.000%       641    $209,996     47.38%     47.38%    60.33%    100.00%
 60.01 - 70.00%           8      1,837,492      0.82       6.352        658     229,687     67.20      67.20     45.01     100.00
 70.01 - 80.00%         574    132,243,743     59.13       6.544        668     230,390     79.77      97.61     45.37      99.91
 80.01 - 85.00%          53     12,880,626      5.76       6.716        674     243,031     84.88      84.88     63.20      97.15
 85.01 - 90.00%         177     42,513,684     19.01       7.063        667     240,190     89.60      89.60     54.09      91.18
 90.01 - 95.00%         149     33,528,600     14.99       7.765        654     225,024     94.64      94.64     49.05      98.03
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================


                                              Distribution by Document Type

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Document Type         Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Full Doc               479   $108,786,276     48.64%      6.476%       664    $227,111     84.16%     93.50%   100.00%     98.35%
 Limited Doc             56     13,223,937      5.91       6.555        663     236,142     83.56      96.21       0.00     98.50
 Stated Doc             429    101,623,918     45.44       7.251        668     236,886     83.82      95.38       0.00     97.13
----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%     48.64%    97.81%
==================================================================================================================================





-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                      Distribution by Loan Purpose

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Loan Purpose          Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
---------------------------------------------------------------------------------------------------------------------------------
 Cashout Refinance      342    $79,933,676     35.74%      6.874%       661    $233,724     86.00%     89.07%   59.60%      98.94%
 Purchase               585    136,163,340     60.89       6.815        669     232,758     82.76      97.87    41.44       97.02
 Rate/Term Refinance     37      7,537,115      3.37       6.708        666     203,706     84.17      91.59    62.69      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%   48.64%      97.81%
===================================================================================================================================


                                               Distribution by Occupancy Status

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Occupancy Status      Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied         940   $218,730,471     97.81%      6.820%       666    $232,692     83.84%     94.62%   48.92%     100.00%
 Second Home             24      4,903,661      2.19       7.417        676     204,319     89.92      89.92    36.54        0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%   48.64%      97.81%
===================================================================================================================================


                                                Distribution by Property Type

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Property Type         Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 2-4 Family              78    $26,244,493     11.74%      6.888%       675    $336,468     82.62%     93.12%    39.43%     97.76%
 Condo                  204     42,125,905     18.84       6.995        672     206,500     82.83      96.90     39.08      96.44
 Pud                    130     30,256,068     13.53       6.688        660     232,739     85.02      94.17     54.93      97.06
 Single Family          552    125,007,665     55.90       6.802        663     226,463     84.39      94.09     52.28      98.46
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================


                                                     Distribution by State

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
State                 Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 CA - Southern          203    $59,692,544     26.69%      6.679%       670    $294,052     82.55%     95.14%    36.81%     98.90%
 FL                     201     39,558,227     17.69       6.975        668     196,807     85.09      94.84     55.35      94.15
 CA - Northern           91     25,692,506     11.49       6.642        664     282,335     83.31      93.58     57.21      98.62
 AZ                      91     16,311,874      7.29       7.166        661     179,251     86.65      92.27     50.95      99.23
 IL                      71     14,747,433      6.59       7.232        655     207,710     85.84      92.95     51.82      98.56
 NY                      27      9,351,582      4.18       6.690        669     346,355     80.55      93.01     30.50     100.00
 NV                      42      9,195,553      4.11       6.680        664     218,942     84.48      95.07     57.07      95.65
 NJ                      26      6,970,589      3.12       6.855        668     268,100     82.89      95.02     39.74     100.00
 MD                      28      6,430,019      2.88       6.933        660     229,644     84.97      91.99     37.13     100.00
 CO                      33      5,874,213      2.63       6.405        657     178,006     81.83      98.21     65.56     100.00
 Other                  151     29,809,591     13.33       6.888        666     197,415     84.88      95.63     57.56      97.18
----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
==================================================================================================================================








-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                           Distribution by Zip Code

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Zip Code              Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 94565                    7     $2,197,867      0.98%      5.973%       650    $313,981     80.70%     94.84%    74.84%   100.00%
 90002                    5      1,418,052      0.63       6.502        688     283,610     80.87      97.39     57.51    100.00
 91977                    4      1,389,921      0.62       6.636        666     347,480     82.20      97.80     25.61    100.00
 92504                    4      1,269,179      0.57       6.433        640     317,295     89.68      94.16     76.36    100.00
 33178                    5      1,262,784      0.56       6.528        686     252,557     82.71      97.29     86.82    100.00
 11208                    3      1,204,156      0.54       6.199        689     401,385     80.00     100.00     34.56    100.00
 33018                    5      1,202,805      0.54       6.501        699     240,561     83.57      92.31     81.71    100.00
 33196                    6      1,138,518      0.51       6.906        661     189,753     86.64      96.31     82.32    100.00
 92113                    2      1,102,567      0.49       8.000        654     551,283     87.57      87.57      0.00    100.00
 33172                    8      1,100,086      0.49       7.140        680     137,511     81.04      98.26     23.80    100.00
 Other                  915    210,348,196     94.06       6.847        666     229,889     84.02      94.45     48.16     97.67
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%    97.81%
===================================================================================================================================


                               Distribution by Remaining Months to Maturity

                                              Pct. Of              Weighted               Weighted   Weighted
Remaining            Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Months To                of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Maturity              Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 181 - 240                2       $412,089      0.18%      6.680%       657    $206,045     90.14%     96.54%   100.00%    100.00%
 301 - 360              962    223,222,042     99.82       6.833        666     232,040     83.96      94.51     48.55      97.80
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================


                                        Distribution by Amortization Type

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Amortization             of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Type                  Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 2 Year ARM             737   $171,669,250     76.76%      6.822%       666    $232,930     83.60%     95.19%    46.74%     97.49%
 3 Year ARM             227     51,964,881     23.24       6.870        664     228,920     85.18      92.29     54.95      98.87
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
==================================================================================================================================


                                       Distribution by Prepayment Term (Months)

                                              Pct. Of              Weighted               Weighted   Weighted
Prepayment           Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Term                     of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
(Months)              Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 0                      200    $48,856,587     21.85%      7.097%       663    $244,283     84.49%     93.33%    43.10%     97.99%
 12                      47     10,818,801      4.84       7.199        667     230,187     84.53      96.37     45.34      98.17
 24                     613    141,706,126     63.37       6.748        667     231,168     83.51      95.15     48.45      97.64
 36                     104     22,252,617      9.95       6.613        665     213,967     85.50      92.21     63.66      98.31
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================









-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                      Distribution by Periodic Cap

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Periodic                 of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Cap                   Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 1.00 - 1.49%           964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================


                                           Distribution by Months to Rate Reset


                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Months To                of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Rate Reset            Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 11 - 20                 97    $24,063,343     10.76%      6.628%       668    $248,076     82.62%     95.42%    35.43%    100.00%
 21 - 30                642    148,107,976     66.23       6.854        666     230,698     83.70      95.09     48.57      97.09
 31 - 40                225     51,462,812     23.01       6.868        664     228,724     85.38      92.45     55.04      98.86
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%     94.52%    48.64%     97.81%
===================================================================================================================================


                                           Distribution by Maximum Lifetime Rate


                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Maximum                  of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Lifetime Rate         Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 11.00 - 11.49%          21     $6,385,183      2.86%      5.102%       676    $304,056     79.89%      94.74%   94.78%    100.00%
 11.50 - 11.99%         108     27,055,897     12.10       5.960        671     250,518     79.50       94.04    94.35     100.00
 12.00 - 12.49%         199     46,908,117     20.98       6.081        669     235,719     81.78       94.70    61.10      98.76
 12.50 - 12.99%         269     63,392,949     28.35       6.891        667     235,662     83.17       95.07    41.33      97.88
 13.00 - 13.49%         159     35,728,477     15.98       7.070        666     224,707     85.71       93.84    34.37      97.86
 13.50 - 13.99%         120     24,800,211     11.09       7.907        659     206,668     87.40       94.63    29.66      98.90
 14.00 - 14.49%          48     10,936,486      4.89       8.045        655     227,843     90.02       93.69    23.46      86.76
 14.50 - 14.99%          28      6,344,850      2.84       8.809        651     226,602     94.23       94.23     2.32      93.49
 15.00 - 15.49%           8      1,360,386      0.61       9.189        670     170,048     94.70       94.70     0.00      94.11
 15.50 - 15.99%           4        721,575      0.32       9.814        638     180,394     93.85       93.85     0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%      94.52%   48.64%     97.81%
==================================================================================================================================


                                            Distribution by Minimum Lifetime Rate

                                              Pct. Of              Weighted               Weighted   Weighted
Minimum              Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Lifetime                 of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Rate                  Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 3.50 - 3.99%            12     $2,152,100      0.96%      7.306%       658    $179,342     84.35%      91.78%   47.22%    100.00%
 4.00 - 4.49%            65     14,626,109      6.54       7.221        655     225,017     85.82       93.76    57.49      98.55
 5.00 - 5.49%             1        332,000      0.15       5.300        676     332,000     80.00      100.00   100.00     100.00
 5.50 - 5.99%             2        555,000      0.25       5.783        672     277,500     75.46       87.86    38.02     100.00
 6.00 - 6.49%           878    204,690,954     91.53       6.804        667     233,133     83.85       94.60    48.00      97.71
 6.50 - 6.99%             3        739,400      0.33       6.703        659     246,467     86.78       97.44    26.83     100.00
 7.00 - 7.49%             2        327,070      0.15       7.226        675     163,535     84.59       95.00    47.93     100.00
 7.50 - 7.99%             1        211,498      0.09       7.650        636     211,498     90.00       90.00   100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666    $231,986     83.97%      94.52%   48.64%     97.81%
==================================================================================================================================







-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                      Distribution by Margin

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
                         of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Margin                Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------------
 3.50 - 3.99%            12     $2,152,100      0.96%      7.306%       658     $179,342     84.35%     91.78%    47.22%   100.00%
 4.00 - 4.49%            65     14,626,109      6.54       7.221        655      225,017     85.82      93.76     57.49     98.55
 5.50 - 5.99%             1        211,000      0.09       6.000        639      211,000     68.07      68.07    100.00    100.00
 6.00 - 6.49%           886    206,644,923     92.40       6.801        667      233,234     83.85      94.62     47.98     97.73
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%    97.81%
==================================================================================================================================


                                             Distribution by First Adjustment Cap

                                              Pct. Of              Weighted               Weighted   Weighted
First                Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Adjustment               of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Cap                   Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 1.51 - 2.00%           964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
==================================================================================================================================


                                           Distribution by Periodic Lifetime Cap

                                              Pct. Of              Weighted               Weighted   Weighted
Periodic             Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Lifetime                 of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Cap                   Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 5.51 - 6.00%           964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
==================================================================================================================================


                                              Distribution by Interest Only Loans

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Interest                 of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Only Loans            Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 Y                      964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                 964   $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
===================================================================================================================================


                                           Distribution by Interest Only Term

                                              Pct. Of              Weighted               Weighted   Weighted
                     Number                   Pool By    Weighted      Avg.        Avg.       Avg.       Avg.      Pct.      Pct.
Interest                 of      Principal  Principal  Avg. Gross   Current   Principal   Original   Combined     Full      Owner
Only Term             Loans        Balance    Balance      Coupon      FICO     Balance        LTV        LTV      Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 24                    576    $136,124,914     60.87%      6.811%       667     $236,328     83.85%     94.87%    47.23%   97.55%
 36                    178      40,260,302     18.00       6.849        665      226,181     84.78      91.92     56.44    98.69
 60                    210      47,248,916     21.13       6.882        664      224,995     83.62      95.71     46.07    97.80
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                964    $223,634,131    100.00%      6.833%       666     $231,986     83.97%     94.52%    48.64%   97.81%
===================================================================================================================================







-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                          Group II Mortgage Loans(1)

Scheduled Principal Balance:                                     $804,557,459
Number of Mortgage Loans:                                               2,509
Average Scheduled Principal Balance:                                 $320,669
Interest Only Loans:                                                  100.00%
Weighted Average Gross Coupon:                                         6.874%
Weighted Average Net Coupon((2)):                                      6.374%
Non-zero Weighted Average FICO Score:                                     662
Weighted Average Original LTV Ratio:                                   85.77%
Weighted Average Combined Original LTV Ratio:                          92.69%
Weighted Average Stated Remaining Term (months):                          357
Weighted Average Seasoning (months):                                        3
Weighted Average Months to Roll:                                           24
Weighted Average Gross Margin:                                          5.93%
Weighted Average Initial Rate Cap:                                      2.00%
Weighted Average Periodic Rate Cap:                                     1.00%
Weighted Average Gross Maximum Lifetime Rate:                          12.86%
Weighted Average % of Silent Seconds:                                  34.96%
Weighted Average DTI%:                                                 40.08%
Weighted Average % of Loans with MI:                                    0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

                                   Distribution by Current Principal Balance

                                              Pct. Of   Weighted   Weighted              Weighted   Weighted
                      Number                  Pool By       Avg.       Avg.       Avg.       Avg.       Avg.
 Current Principal        Of     Principal  Principal      Gross    Current  Principal   Original   Combined  Pct. Full  Pct. Owner
 Balance               Loans       Balance    Balance     Coupon       FICO    Balance        LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 $50,001 - $75,000        10      $650,256      0.08%     8.079%        704    $65,026     92.45%     92.45%     39.65%      81.04%
 $75,001 - $100,000       41     3,658,347      0.45      7.330         656     89,228     85.86      94.18      54.28       97.66
 $100,001 - $125,000     106    12,196,127      1.52      7.052         657    115,058     85.21      93.11      57.09       97.99
 $125,001 - $150,000     178    24,554,923      3.05      7.051         664    137,949     85.25      92.86      45.97       97.67
 $150,001 - $200,000     350    61,528,256      7.65      7.110         660    175,795     86.36      93.61      52.02       94.73
 $200,001 - $250,000     295    66,865,003      8.31      7.026         661    226,661     85.71      92.52      50.41       96.57
 $250,001 - $300,000     269    73,997,254      9.20      6.957         662    275,083     85.40      93.20      50.79       96.71
 $300,001 - $350,000     241    78,275,634      9.73      6.885         662    324,795     85.79      92.73      49.26       98.29
 $350,001 - $400,000     288   108,296,575     13.46      6.824         662    376,030     85.08      93.24      41.04       97.90
 $400,001 - $450,000     210    89,096,059     11.07      6.830         660    424,267     86.07      93.89      43.32       97.64
 $450,001 - $500,000     192    91,539,869     11.38      6.671         662    476,770     85.56      92.20      52.07       98.43
 $500,001 - $550,000     118    61,827,801      7.68      6.743         662    523,964     86.64      93.06      47.46      100.00
 $550,001 - $600,000      99    56,806,659      7.06      6.857         663    573,805     87.35      92.25      44.31      100.00
 $600,001 - $650,000      63    39,504,568      4.91      6.982         656    627,057     85.42      92.02      33.49      100.00
 $650,001 - $700,000      22    14,667,410      1.82      6.684         669    666,700     82.66      89.93      27.49      100.00
 $700,001 - $750,000       8     5,761,987      0.72      6.995         666    720,248     81.86      81.86      37.95      100.00
 $750,001 - $800,000      10     7,814,065      0.97      6.547         660    781,407     85.46      85.46      60.18      100.00
 $800,001 - $850,000       9     7,516,668      0.93      6.480         680    835,185     87.68      87.68      66.78      100.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:                2,509  $804,557,459   100.00%      6.874%        662   $320,669     85.77%     92.69%     46.83%      97.99%
 ==================================================================================================================================



-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                          Distribution by Current Rate

                                           Pct. Of  Weighted  Weighted              Weighted  Weighted
                  Number                   Pool By      Avg.      Avg.       Avg.       Avg.       Avg.
                     Of      Principal   Principal     Gross   Current  Principal   Original  Combined   Pct. Full  Pct. Owner
 Current Rate     Loans        Balance     Balance    Coupon      FICO    Balance        LTV       LTV         Doc    Occupied
 -----------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%        34    $14,042,734       1.75%     5.000       682   $413,022     81.71%    88.12%      88.43%      96.57%
 5.01 - 5.50%        16      4,938,723       0.61      5.382       677    308,670     79.84     84.69       93.62      100.00
 5.51 - 6.00%       687    233,087,888      28.97      5.970       666    339,284     82.19     92.37       73.81       99.59
 6.01 - 6.50%       181     61,324,395       7.62      6.300       664    338,809     83.11     93.33       64.27       99.28
 6.51 - 7.00%       811    260,902,668      32.43      6.939       661    321,705     85.85     93.06       38.62       97.98
 7.01 - 7.50%       160     47,538,898       5.91      7.279       654    297,118     87.26     92.49       36.28       96.70
 7.51 - 8.00%       406    122,011,100      15.16      7.915       658    300,520     90.45     92.77       21.06       95.72
 8.01 - 8.50%        62     19,098,653       2.37      8.309       663    308,043     92.17     92.87       10.46       96.58
 8.51 - 9.00%       119     34,220,191       4.25      8.901       650    287,565     92.61     93.41        4.24       96.53
 9.01% & Above       33      7,392,209       0.92      9.571       650    224,006     94.11     94.11       14.96       94.98
 -----------------------------------------------------------------------------------------------------------------------------
 Total:           2,509   $804,557,459     100.00%     6.874       662   $320,669     85.77%    92.69%      46.83%      97.99%
 =============================================================================================================================


                                                Distribution by FICO

                                           Pct. Of  Weighted  Weighted              Weighted  Weighted
                  Number                   Pool By      Avg.      Avg.       Avg.       Avg.       Avg.
                     Of      Principal   Principal     Gross   Current  Principal   Original  Combined   Pct. Full  Pct. Owner
 FICO             Loans        Balance     Balance    Coupon      FICO    Balance        LTV       LTV         Doc    Occupied
 -----------------------------------------------------------------------------------------------------------------------------
 800 - 819            2       $718,320       0.09%    6.445%      804    $359,160     80.00%    88.91%       55.46%    100.00%
 780 - 799           16      5,266,976       0.65     6.837       785     329,186     90.04     93.84        60.52      96.33
 760 - 779           32     10,071,906       1.25     6.577       768     314,747     85.60     92.43        55.00      96.07
 740 - 759           58     16,806,459       2.09     6.783       747     289,767     85.11     91.99        44.50      96.56
 720 - 739          104     33,340,934       4.14     6.581       728     320,586     86.39     92.90        46.29      95.05
 700 - 719          172     55,474,469       6.90     6.654       709     322,526     84.49     93.20        46.83      96.40
 680 - 699          331    104,599,630      13.00     6.721       688     316,011     85.81     93.27        43.39      98.00
 660 - 679          346    114,111,623      14.18     6.913       668     329,802     85.97     92.41        44.37      98.02
 640 - 659          540    181,068,220      22.51     6.880       650     335,312     85.46     92.87        47.18      98.68
 620 - 639          902    280,811,023      34.90     7.010       628     311,320     86.04     92.35        48.37      98.36
 600 - 619            4      1,180,400       0.15     6.000       614     295,100     81.91     93.34        80.94     100.00
 580 - 599            1        604,000       0.08     6.900       598     604,000     80.00     98.24         0.00     100.00
 560 - 579            1        503,500       0.06     7.990       565     503,500     95.00     95.00       100.00     100.00
 -----------------------------------------------------------------------------------------------------------------------------
 Total:           2,509   $804,557,459    100.00%    6.874%       662    $320,669     85.77%    92.69%       46.83%    97.99%
 =============================================================================================================================


                                            Distribution by Original LTV

                                           Pct. Of  Weighted  Weighted              Weighted  Weighted
                  Number                   Pool By      Avg.      Avg.       Avg.       Avg.       Avg.
                     Of      Principal   Principal     Gross   Current  Principal   Original  Combined   Pct. Full  Pct. Owner
 Original LTV     Loans        Balance     Balance    Coupon      FICO    Balance        LTV       LTV         Doc    Occupied
 -----------------------------------------------------------------------------------------------------------------------------
 50.01 - 60.00%       4       $919,224       0.11%    6.157%       670   $229,806     55.21%    55.21%      51.68%     100.00%
 60.01 - 70.00%      18      5,946,943        0.74    6.279        643    330,386     67.47     68.18       33.37      100.00
 70.01 - 80.00%   1,090    339,812,419       42.24    6.447        663    311,755     79.66     95.96       45.85       99.54
 80.01 - 85.00%     264     92,106,519       11.45    6.601        665    348,888     84.21     84.31       55.71       97.41
 85.01 - 90.00%     521    181,168,704       22.52    7.039        659    347,733     89.60     89.68       46.13       94.43
 90.01 - 95.00%     612    184,603,651       22.94    7.658        661    301,640     94.77     94.77       45.28       98.86
 -----------------------------------------------------------------------------------------------------------------------------
 Total:           2,509   $804,557,459     100.00%    6.874%       662   $320,669     85.77%    92.69%      46.83%      97.99%
 =============================================================================================================================





-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                              Distribution by Document Type

                                                Pct. Of  Weighted  Weighted             Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.       Avg.      Avg.        Avg.
                        Of      Principal     Principal     Gross   Current  Principal  Original   Combined   Pct. Full  Pct. Owner
 Document Type       Loans        Balance       Balance    Coupon      FICO    Balance       LTV        LTV         Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 Full Doc            1,205   $376,755,282        46.83%    6.440%       661   $312,660    85.65%     92.03%     100.00%      98.35%
 Limited Doc           146     47,626,872          5.92    6.668        654    326,211    85.13      92.28        0.00       98.07
 Stated Doc          1,158    380,175,306         47.25    7.331        663    328,303    85.96      93.38        0.00       97.63
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509   $804,557,459       100.00%    6.874%       662   $320,669    85.77%     92.69%      46.83%      97.99%
 ==================================================================================================================================


                                             Distribution by Loan Purpose

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Loan Purpose        Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 Cashout Refinance   1,167    $379,799,728       47.21%    6.859%       655    $325,450    87.30%     88.48%     54.84%     98.90%
 Purchase            1,278     410,070,510       50.97     6.900        667     320,869    84.41      96.61      38.87      97.08
 Rate/Term Refinance    64      14,687,221        1.83     6.569        665     229,488    84.07      91.96      61.75     100.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%     97.99%
 ==================================================================================================================================


                                            Distribution by Occupancy Status

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.        Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Occupancy Status    Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied      2,445    $788,411,888       97.99%    6.863%       661    $322,459    85.71%     92.77%     47.00%    100.00%
 Second Home            64      16,145,571         2.01     7.427       674     252,275    88.66      88.66      38.55       0.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%     97.99%
 ==================================================================================================================================


                                             Distribution by Property Type

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Property Type       Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 2-4 Family            162     $64,460,381        8.01%    7.087%       664    $397,904    84.80%     91.16%     28.49%     99.43%
 Condo                 380      95,730,997        11.90    6.998        674     251,924    84.61      95.06      49.11      96.23
 Pud                   332     103,225,763        12.83    6.999        660     310,921    86.43      92.68      47.41      94.63
 Single Family       1,635     541,140,318        67.26    6.803        659     330,973    85.96      92.45      48.50      98.77
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%     97.99%
 ==================================================================================================================================





-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                                       Distribution by State

                                               Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 State               Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 CA - Southern         770    $313,613,871       38.98%    6.672%       661    $407,291    84.55%     93.27%     42.88%      99.55%
 CA - Northern         348     141,858,282        17.63     6.616       661     407,639    84.99      92.21      59.79       98.86
 FL                    338      77,189,312         9.59     7.284       668     228,371    87.61      93.12      48.25       93.19
 NY                    153      65,013,318         8.08     7.022       665     424,924    86.79      91.76      32.06       99.76
 AZ                    228      42,771,114         5.32     7.200       660     187,593    88.31      91.07      55.12       94.31
 MD                     87      28,233,858         3.51     6.935       661     324,527    85.70      89.66      42.14       98.78
 IL                    105      24,525,802         3.05     7.613       658     233,579    87.75      92.86      34.72      100.00
 NJ                     58      19,512,190         2.43     7.189       658     336,417    86.99      91.30      41.36      100.00
 NV                     59      15,692,747         1.95     7.171       660     265,979    88.37      93.57      50.37       84.48
 CO                     62      12,101,621         1.50     6.797       663     195,187    85.07      94.35      43.31      100.00
 Other                 301      64,045,345         7.96     7.114       657     212,775    86.89      93.50      53.36       96.11
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%      97.99%
 ==================================================================================================================================


                                                     Distribution by Zip Code


                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Zip Code            Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 93033                  12       $4,866,892       0.60%    6.942%       669    $405,574    82.59%     94.73%      9.61%     100.00%
 92563                  10        4,565,230        0.57     6.596       638     456,523    84.96      93.42      30.99      100.00
 90650                   9        3,420,733        0.43     6.410       660     380,081    84.82      90.89      46.48      100.00
 91913                   6        3,119,211        0.39     6.410       678     519,869    86.51      88.55      61.02      100.00
 11236                   7        3,088,126        0.38     6.766       673     441,161    88.16      91.19      56.43      100.00
 93030                   6        2,980,278        0.37     6.450       653     496,713    81.16      98.84      20.62      100.00
 92804                   6        2,969,217        0.37     6.822       640     494,870    84.17      93.66      17.85      100.00
 91402                   8        2,841,893        0.35     7.188       658     355,237    88.04      96.36      32.80      100.00
 33027                   7        2,823,860        0.35     7.553       659     403,409    90.67      93.61      25.92       92.14
 11221                   6        2,797,963        0.35     7.034       688     466,327    83.12      89.21      12.44      100.00
 Other               2,432      771,084,056       95.84     6.878       662     317,058    85.79      92.67      47.53       97.93
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509     $804,557,459     100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%      97.99%
 ==================================================================================================================================


                                           Distribution by Remaining Months to Maturity

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
 Remaining          Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Months To              Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Maturity            Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 121 - 180               2         $454,480       0.06%    7.733%       671    $227,240    91.31%     91.31%     29.68%     100.00%
 181 - 240               3          732,733        0.09     6.503       669     244,244    93.14      93.14     100.00      100.00
 301 - 360           2,504      803,370,246       99.85     6.874       662     320,835    85.76      92.69      46.79       97.99
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509     $804,557,459     100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%      97.99%
 ==================================================================================================================================







-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                                 Distribution by Amortization Type

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Amortization           Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Type                Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 15 Year Fixed           1        $134,900        0.02%    7.100%       665    $134,900    95.00%     95.00%    100.00%    100.00%
 2 Year ARM          1,865     599,857,509        74.56    6.876        660     321,639    85.34      93.62      44.73      98.18
 3 Year ARM            556     176,697,166        21.96    6.921        664     317,801    87.46      90.62      48.96      97.22
 30 Year Fixed          87      27,867,884         3.46    6.550        670     320,321    84.26      85.67      78.32      98.90
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%     97.99%
 ==================================================================================================================================




                                        Distribution by Prepayment Term (Months)

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
 Prepayment         Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Term                   Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 (Months)            Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 0                    560    $187,174,314        23.26%    7.367%       663    $334,240    87.07%      91.77%     36.77%     97.45%
 12                   110      37,040,200          4.60    7.168        662     336,729    85.29       92.82      47.55      95.12
 24                 1,526     483,100,733         60.05    6.720        660     316,580    85.12       93.79      47.16      98.62
 36                   313      97,242,214         12.09    6.581        665     310,678    86.63       88.91      64.25      97.04
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:             2,509    $804,557,459       100.00%    6.874%       662    $320,669    85.77%      92.69%     46.83%     97.99%
 ==================================================================================================================================




                                             Distribution by Periodic Cap

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Periodic Cap        Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 0.99% & Below         88     $28,002,784         3.48%    6.553%       670    $318,213    84.31%      85.72%    78.42%     98.91%
 1.00 - 1.49%       2,421     776,554,675         96.52    6.886        661     320,758    85.82       92.94     45.69      97.96
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:             2,509    $804,557,459       100.00%    6.874%       662    $320,669    85.77%      92.69%    46.83%     97.99%
 ==================================================================================================================================





                                          Distribution by Months to Rate Reset

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Months To              Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Rate Reset          Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 10 & Below            88     $28,002,784         3.48%    6.553%       670    $318,213    84.31%      85.72%     78.42%     98.91%
 11 - 20              263      94,645,935         11.76    6.662        663     359,870    84.93       93.65      41.91      98.67
 21 - 30            1,608     507,089,036         63.03    6.915        660     315,354    85.42       93.61      45.22      98.09
 31 - 40              550     174,819,704         21.73    6.924        664     317,854    87.46       90.61      49.08      97.19
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:             2,509    $804,557,459       100.00%    6.874%       662    $320,669    85.77%      92.69%     46.83%     97.99%
 ==================================================================================================================================










-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------

                                            Distribution by Maximum Lifetime Rate

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Maximum                Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Lifetime Rate       Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 9.49% & Below          88     $28,002,784        3.48%    6.553%       670    $318,213    84.31%     85.72%     78.42%      98.91%
 11.00 - 11.49%         45      17,474,102         2.17    5.065        684     388,313    81.66      87.53      88.90       97.24
 11.50 - 11.99%        301     104,913,935        13.04    5.927        669     348,551    81.84      92.95      88.91       99.84
 12.00 - 12.49%        499     165,264,525        20.54    6.086        662     331,191    82.83      93.15      60.41       99.26
 12.50 - 12.99%        616     200,169,133        24.88    6.903        662     324,950    85.04      93.25      40.91       98.30
 13.00 - 13.49%        342     105,273,160        13.08    7.100        656     307,816    87.39      92.86      31.54       96.74
 13.50 - 13.99%        332     102,668,638        12.76    7.875        658     309,243    89.99      92.56      22.38       95.70
 14.00 - 14.49%        133      37,479,398         4.66    8.118        659     281,800    92.32      93.44      14.37       96.74
 14.50 - 14.99%        105      30,077,877         3.74    8.842        653     286,456    92.60      93.55       4.29       97.58
 15.00 - 15.49%         30       8,997,412         1.12    9.078        645     299,914    92.92      92.92      11.76       93.97
 15.50 - 15.99%         17       3,953,395         0.49    9.789        650     232,553    94.17      94.17       8.89       94.30
 16.00% & Above          1         283,100         0.04   10.000        641     283,100    95.00      95.00       0.00      100.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%      97.99%
 ==================================================================================================================================


                                            Distribution by Minimum Lifetime Rate

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Minimum                Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Lifetime Rate       Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 1.99% & Below          88      $28,002,784       3.48%    6.553%       670    $318,213    84.31%     85.72%    78.42%       98.91%
 3.50 - 3.99%           25        5,928,449        0.74    7.841        666     237,138    88.60      92.18     33.23       100.00
 4.00 - 4.49%           92       21,885,587        2.72    7.507        655     237,887    87.10      93.22     38.41       100.00
 5.00 - 5.49%            1          360,000        0.04    5.250        712     360,000    80.00     100.00    100.00       100.00
 5.50 - 5.99%            3          795,760        0.10    5.818        681     265,253    79.22      96.11    100.00       100.00
 6.00 - 6.49%        2,280      740,021,205       91.98    6.857        661     324,571    85.75      92.93     45.94        98.00
 6.50 - 6.99%            9        2,918,121        0.36    6.678        654     324,236    85.62      93.73     66.42       100.00
 7.00 - 7.49%            3        1,391,020        0.17    7.208        633     463,673    86.16      89.63     82.67        64.06
 7.50 - 7.99%            5        1,954,493        0.24    7.645        679     390,899    87.87      93.33      9.35        73.15
 8.00 - 8.49%            1          522,000        0.06    8.100        626     522,000    90.00      90.00      0.00       100.00
 8.50 - 8.99%            2          778,040        0.10    8.759        675     389,020    95.00      95.00      0.00       100.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509     $804,557,459     100.00%    6.874%       662    $320,669    85.77%     92.69%    46.83%       97.99%
 ==================================================================================================================================


                                                    Distribution by Margin

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
                        Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Margin              Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 1.99% & Below          88      $28,002,784       3.48%    6.553%       670    $318,213    84.31%     85.72%    78.42%       98.91%
 3.50 - 3.99%           25        5,928,449        0.74    7.841        666     237,138    88.60      92.18     33.23       100.00
 4.00 - 4.49%           94       22,665,383        2.82    7.514        655     241,121    86.97      93.34     37.09       100.00
 5.50 - 5.99%            1          123,760        0.02    6.000        650     123,760    75.00      75.00    100.00       100.00
 6.00 - 6.49%        2,299      746,687,083       92.81    6.859        661     324,788    85.76      92.94     45.96        97.95
 7.00 - 7.49%            2        1,150,000        0.14    7.230        628     575,000    87.45      87.45    100.00        56.52
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509     $804,557,459     100.00%    6.874%       662    $320,669    85.77%     92.69%    46.83%       97.99%
 ==================================================================================================================================


                                            Distribution by First Adjustment Cap

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 First                  Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Adjustment Cap      Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 1.00% & Below          88      $28,002,784       3.48%    6.553%       670    $318,213    84.31%     85.72%    78.42%       98.91%
 1.51 - 2.00%        2,421      776,554,675       96.52    6.886        661     320,758    85.82      92.94     45.69        97.96
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509     $804,557,459     100.00%    6.874%       662    $320,669    85.77%     92.69%    46.83%       97.99%
 ==================================================================================================================================






-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Preliminary Structural
GSAA 2006-2                and Collateral Term Sheet           January 20, 2006
-------------------------------------------------------------------------------


                                             Distribution by Periodic Liftime Cap


                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Perodic                Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Lifetime Cap        Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 4.00% & Below          88     $28,002,784        3.48%    6.553%       670    $318,213    84.31%     85.72%     78.42%      98.91%
 5.51 - 6.00%        2,421     776,554,675        96.52    6.886        661     320,758    85.82      92.94      45.69       97.96
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%     46.83%      97.99%
 ==================================================================================================================================


                                             Distribution by Interest Only Loans

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Interest               Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Only Loans          Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 Y                   2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%      46.83%     97.99%
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%    6.874%       662    $320,669    85.77%     92.69%      46.83%     97.99%
 ==================================================================================================================================


                                              Distribution by Interest Only Term

                                                Pct. Of  Weighted  Weighted              Weighted   Weighted
                    Number                      Pool By      Avg.      Avg.        Avg.      Avg.       Avg.
 Interest               Of       Principal    Principal     Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Only Term           Loans         Balance      Balance    Coupon      FICO     Balance       LTV        LTV        Doc    Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 24                  1,403    $451,391,535       56.10%     6.862%      662    $321,733    85.69%     93.25%      45.70%     98.08%
 36                    427     134,668,460        16.74     6.958       663     315,383    87.46      90.51       44.77      97.06
 60                    679     218,497,464        27.16     6.847       660     321,793    84.88      92.85       50.42      98.39
 ----------------------------------------------------------------------------------------------------------------------------------
 Total:              2,509    $804,557,459      100.00%     6.874%      662    $320,669    85.77%     92.69%      46.83%     97.99%
 ==================================================================================================================================






-------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.